EXHIBIT A-1 to CREDIT AGREEMENT A-1-1 DB1/ 117707014.2 FORM OF ASSIGNMENT AND ACCEPTANCE This Assignment and Acceptance (the “Assignment and Acceptance”) is dated as of the Effective Date (as defined below) and is entered into by and between [INSERT NAME OF ASSIGNOR] (the “Assignor”) and [INSERT NAMES OF ASSIGNEE(S)] (the “Assignee[s]”). [It is understood and agreed that the rights and obligations of the Assignees hereunder are several and not joint]. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as may be amended from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to [the][each] Assignee, and [the][each] Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by the Assignor. 1. Assignor: ___________________________________________ 2. Assignee[(s)]: __________________________________________ [is a Lender][is an Affiliate/Approved Fund of [Identify Lender]][is an Eligible Assignee] 3. Administrative Agent: Jefferies Finance LLC 4. Credit Agreement: The Credit Agreement, dated as of December 15, 2020, among EXGEN RENEWABLES IV, LLC, a limited liability company organized under the laws of Delaware (the “Borrower”), EXGEN RENEWABLES IV HOLDING, LLC, a limited liability company organized under the laws of Delaware (“Holding”), the LENDERS party thereto from time to time, JEFFERIES FINANCE LLC, as

DB1/ 117707014.2 A-1-2 Administrative Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Depositary Bank. 5. Assigned Interest1: Facility Assigned Aggregate Amount of Commitment/ Loans for all Lenders Amount of Commitment/Loans Assigned Percentage Assigned of Commitment/ Loans* Term Loan Facility $750,000,000 $[___] % Effective Date: _____________, __, 20__ (the “Effective Date”). [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] 1 Add additional table for each Assignee. * Calculate to nine (9) decimal places and show as a percentage of aggregate Loans of all Lenders in respect of the Term Loan Facility.

A-1-3 The terms set forth in this Assignment and Acceptance are hereby agreed to: ASSIGNOR [NAME OF ASSIGNOR] By: Name: Title: ASSIGNEE [NAME OF ASSIGNEE]2 By: Name: Title: [Consented3 to and accepted: JEFFERIES FINANCE LLC, as Administrative Agent By: Name: Title:] 2 Add additional signature blocks if there is more than one Assignee. 3 Consent of the Administrative Agent to be included to the extent required by Section 9.04(b) of the Credit Agreement.

A-1-4 ANNEX 1 STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ACCEPTANCE 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any Lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and (iv) the assignment and assumption pursuant hereto complies with the terms of the Credit Agreement; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of any Loan Party or any Affiliates thereof, or any other person obligated in respect of any Loan Document or (iv) the performance or observance by any Loan Party or any Affiliates thereof or any other Person of any of their respective obligations under any Loan Document. 1.2 Assignee. [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements of an Eligible Assignee under the Credit Agreement and satisfies the requirements specified in Section 9.04(b) of the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.04 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on any Agent or any other Lender, (vi) attached to this Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the] [each] Assignee, (vii) the assignment and assumption pursuant hereto complies with the terms of the Credit Agreement and (viii) if it is a Non-U.S. Lender, attached to this Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; (b) appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agents by the terms thereof, together with such powers as are incidental thereto, including, without limitation, pursuant to Section 8.05 of the Credit Agreement; and (c) agrees that (i) it will, independently and without reliance on any Agent, the Assignor or any other Lender and, based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

A-1-5 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [each] Assignee for amounts which have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance; provided, however, that it shall be promptly followed by an original. This Assignment and Acceptance shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT A-2 to CREDIT AGREEMENT A-2-1 DB1/ 117707014.2 FORM OF AFFILIATED LENDER ASSIGNMENT AND ACCEPTANCE This Affiliated Lender Assignment and Acceptance (the “Affiliated Lender Assignment and Acceptance”) is dated as of the Effective Date (as defined below) and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert names of Assignee(s)] (the “Assignee[s]”). [It is understood and agreed that the rights and obligations of the Assignees hereunder are several and not joint]. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as may be amended from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the] [each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Affiliated Lender Assignment and Acceptance as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to [the] [each] Assignee, and [the] [each] Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Affiliated Lender Assignment and Acceptance, without representation or warranty by the Assignor. 1. Assignor: ___________________________________________ [is an Affiliated Lender]. 2. Assignee[s]: ___________________________________ [is an Affiliated Lender]. 3. Administrative Agent: JEFFERIES FINANCE LLC 4. Credit Agreement: The Credit Agreement, dated as of December 15, 2020, among EXGEN RENEWABLES IV, LLC, a limited liability company organized under the laws of Delaware (the “Borrower”), EXGEN RENEWABLES IV HOLDING, LLC, a limited liability company organized under the laws of Delaware (“Holding”), the LENDERS party thereto from time to time, JEFFERIES FINANCE LLC, as Administrative Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Depositary Bank.

DB1/ 117707014.2 A-2-2 5. Assigned Interest1: Facility Assigned Aggregate Amount of Commitment/ Loans for all Lenders Amount of Commitment/Loans Assigned Percentage Assigned of Commitment/ Loans2 Term Loan Facility $750,000,000 $[____] % Effective Date: _____________, __, 20__ (the “Effective Date”). [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] 6. [Additional Representations and Covenants of Assignee. [The][Each] Assignee represents and warrants that (a) it is an Affiliated Lender pursuant to Section 9.04(e) of the Credit Agreement; (b) no Default or Event of Default has occurred or is continuing or would result from this Affiliated Lender Assignment and Acceptance, and (c) as of the Effective Date, after giving effect to this Affiliated Lender Assignment and Acceptance, the aggregate principal amount of the Loans and Commitments held by all Affiliated Lenders does not exceed 25.0% of the total Commitments and Loans outstanding. By executing this Affiliated Lender Assignment and Acceptance, each Affiliated Lender agrees to be bound by the terms of Section 9.22 of the Credit Agreement.]3 7. [Additional Representations and Covenants of Assignor. The Assignor represents and warrants that (a) it is an Affiliated Lender pursuant to Section 9.04(e) of the Credit Agreement; (b) no Default or Event of Default has occurred or is continuing or would result from this Affiliated Lender Assignment and Acceptance, and (c) as of the Effective Date, after giving effect to this Affiliated Lender Assignment and Acceptance, the aggregate principal amount of the Loans and Commitments held by all Affiliated Lenders does not exceed 25.0% of the total Commitments and Loans outstanding. By executing this Affiliated Lender Assignment and Acceptance, each Affiliated Lender agrees to be bound by the terms of Section 9.22 of the Credit Agreement.]4 . 1 Add additional table for each Assignee. 2 Calculate to nine (9) decimal places and show as a percentage of aggregate Loans of all Lenders in respect of the Term Loan Facility. 3 Only to be included if the Assignee is the Affiliated Lender. 4 Only to be included if the Assignor is the Affiliated Lender.

DB1/ 117707014.2 A-2-3 The terms set forth in this Affiliated Lender Assignment and Acceptance are hereby agreed to: ASSIGNOR [NAME OF ASSIGNOR] By: Name: Title: ASSIGNEE [NAME OF ASSIGNEE]5 By: Name: Title: [Consented6 to and accepted: JEFFERIES FINANCE LLC, as Administrative Agent By: Name: Title:] 5 Add additional signature blocks if there is more than one Assignee. 6 Consent of the Administrative Agent to be included to the extent required by Section 9.04(b) of the Credit Agreement.

DB1/ 117707014.2 A-2-4 ANNEX 1 STANDARD TERMS AND CONDITIONS FOR AFFILIATED LENDER ASSIGNMENT AND ACCEPTANCE 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any Lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Affiliated Lender Assignment and Acceptance and to consummate the transactions contemplated hereby and (iv) the assignment and assumption pursuant hereto complies with the terms of the Credit Agreement; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of any Loan Party or any Affiliates thereof, or any other person obligated in respect of any Loan Document or (iv) the performance or observance by any Loan Party or any Affiliates thereof or any other Person of any of their respective obligations under any Loan Document. 1.2 Assignee. [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Affiliated Lender Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements of an Eligible Assignee under the Credit Agreement and satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.04 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Affiliated Lender Assignment and Acceptance and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on any Agent or any other Lender, (vi) attached to this Affiliated Lender Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the] [each] Assignee, (vii) the assignment and assumption pursuant hereto complies with the terms of the Credit Agreement and (viii) if it is a Non-U.S. Lender, attached to this Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; (b) appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agents by the terms thereof, together with such powers as are incidental thereto, including, without limitation, pursuant to Section 8.05 of the Credit Agreement; and (c) agrees that (i) it will, independently and without reliance on any Agent, the Assignor or any other Lender and, based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will

DB1/ 117707014.2 A-2-5 perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender and appoint Agents. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [each] Assignee for amounts which have accrued from and after the Effective Date. 3. General Provisions. This Affiliated Lender Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Affiliated Lender Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Affiliated Lender Assignment and Acceptance by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Affiliated Lender Assignment and Acceptance; provided, however, that it shall be promptly followed by an original. This Affiliated Lender Assignment and Acceptance shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT B to CREDIT AGREEMENT B-1 DB1/ 117707014.2 FORM OF PREPAYMENT NOTICE Jefferies Finance LLC, as Administrative Agent 520 Madison Avenue New York, New York 10022 Attention: Administrative Agent Email: [***] [Date] Ladies and Gentlemen: Reference is made to the Credit Agreement dated as of December 15, 2020 (the “Credit Agreement”), among EXGEN RENEWABLES IV, LLC, a limited liability company organized under the laws of Delaware (the “Borrower”), EXGEN RENEWABLES IV HOLDING, LLC, a limited liability company organized under the laws of Delaware (“Holding”), the LENDERS party thereto from time to time, JEFFERIES FINANCE LLC, as Administrative Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Depositary Bank. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Prepayment Notice is delivered to you pursuant to Section 2.08 of the Credit Agreement. The Borrower hereby gives notice of a prepayment of Loans as follows: For a prepayment by Borrower, 1. (select Type(s) of Loans) Base Rate Loans in the aggregate principal amount of $______. LIBOR Loans with an Interest Period ending ______, 20__ in the aggregate principal amount of $________. 2. On __________, 20__ (a Business Day). This Prepayment Notice and prepayment contemplated hereby comply with the Credit Agreement, including Section 2.09 of the Credit Agreement. Very truly yours, EXGEN RENEWABLES IV, LLC By: Name: Title:

EXHIBIT C to CREDIT AGREEMENT C-1 DB1/ 117707014.2 FORM OF BORROWING REQUEST Jefferies Finance LLC, as Administrative Agent 520 Madison Avenue New York, New York 10022 Attention: Administrative Agent Email: [***] December [__], 2020 Ladies and Gentlemen: The undersigned, EXGEN RENEWABLES IV, LLC, a limited liability company organized under the laws of Delaware (the “Borrower”), refers to that certain Credit Agreement, dated as of December 15, 2020 (the “Credit Agreement”), among the Borrower, EXGEN RENEWABLES IV HOLDING, LLC, a limited liability company organized under the laws of Delaware, the LENDERS party thereto from time to time, JEFFERIES FINANCE LLC, as Administrative Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Depositary Bank. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that it requests a Borrowing under the Credit Agreement, and in connection therewith sets forth below the terms on which such Borrowing is requested to be made: For a Borrowing by Borrower: (A) Date of Borrowing (which shall be a Business Day):_________ (B) Principal amount of Borrowing: $____________ (C) Type of Borrowing (Base Rate Borrowing or LIBOR Borrowing): ____________ (D) Interest Period and the last day thereof (if a LIBOR Borrowing):1 ____________ (E) Funds are requested to be disbursed to the Borrower’s account with ______________ (Account No.___________). [Signature Page Follows] 1 Which must comply with the definition of “Interest Period”.

DB1/ 117707014.2 C-2 Very truly yours, EXGEN RENEWABLES IV, LLC By: Name: Title:

EXHIBIT D to CREDIT AGREEMENT D-1 DB1/ 117707014.2 FORM OF INTEREST ELECTION REQUEST Jefferies Finance LLC, as Administrative Agent 520 Madison Avenue New York, New York 10022 Attention: Administrative Agent Email: [***] [__], 202[__] Ladies and Gentlemen: Reference is made to the Credit Agreement dated as of December 15, 2020 (the “Credit Agreement”), among EXGEN RENEWABLES IV, LLC, a limited liability company organized under the laws of Delaware (the “Borrower”), EXGEN RENEWABLES IV HOLDING, LLC, a limited liability company organized under the laws of Delaware (“Holding”), the LENDERS party thereto from time to time, JEFFERIES FINANCE LLC, as Administrative Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Depositary Bank. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Interest Election Request is delivered to you pursuant to Section 2.05 of the Agreement and relates to the following: For a Borrowing by Borrower, 1. A conversion of a Borrowing A continuation of a Borrowing (select one). 2. In the aggregate principal amount of $________. 3. which Borrowing is being maintained as a [Base Rate Borrowing] [LIBOR Borrowing with an Interest Period ending on ________, 20__]. 4. (select relevant election) If such Borrowing is a LIBOR Borrowing, such Borrowing shall be continued as a LIBOR Borrowing having an Interest Period of [____] months. If such Borrowing is a LIBOR Borrowing, such Borrowing shall be converted to a Base Rate Borrowing. If such Borrowing is a Base Rate Borrowing, such Borrowing shall be converted to a LIBOR Borrowing having an Interest Period of [____] months. 5. Such election to be effective on ________, 20__ (a Business Day).

DB1/ 117707014.2 D-2 This Interest Election Request and the election made herein comply with the Credit Agreement, including Section 2.05 of the Credit Agreement. Very truly yours, EXGEN RENEWABLES IV, LLC By: Name: Title:

Execution Version DB1/ 116895709.5 FORM OF SECURITY AGREEMENT [SEPARATELY ATTACHED]

DB1/ 116895709.5 2 001509-0 03-14378-15195907 01/15/2014 3:38 AM/PM PLEDGE AND SECURITY AGREEMENT dated as of December 15, 2020 by and between EXGEN RENEWABLES IV, LLC as the Grantor and WILMINGTON TRUST, NATIONAL ASSOCIATION, as the Collateral Agent

DB1/ 116895709.5 TABLE OF CONTENTS Page SECTION 1. DEFINITIONS ............................................................................ 2 1.1 General Definitions 2 1.2 Interpretation; UCC Definitions 8 SECTION 2. GRANT OF SECURITY ............................................................. 8 2.1 Grant of Security 8 2.2 Certain Limited Exclusions 9 2.3 Retention of Certain Rights 9 SECTION 3. SECURITY FOR OBLIGATIONS; GRANTOR REMAINS LIABLE .............. 9 3.1 Security for Obligations 9 3.2 Continuing Liability under Collateral 9 SECTION 4. CERTAIN RELATED REPRESENTATIONS; WARRANTIES AND COVENANTS…. ................................................................................................. .. 9 4.1 Generally 9 4.2 Equipment And Inventory 11 4.3 Receivables 11 4.4 Investment Related Property 11 4.5 Assigned Agreements 15 4.6 Letter of Credit Rights 15 4.7 Intellectual Property 15 4.8 Commercial Tort Claims 16 SECTION 5. FURTHER ASSURANCES. ..................................................... 16 5.1 Further Assurances 16 SECTION 6. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT17 6.1 Power of Attorney 17 6.2 No Duty on Part of Collateral Agent or Other Secured Parties 19 SECTION 7. REMEDIES ............................................................................... 19 7.1 Generally 19 7.2 Application of Proceeds 20 7.3 Sales on Credit 21 7.4 Investment Related Property 21 7.5 Intellectual Property 21

DB1/ 116895709.5 2 7.6 Investment Accounts 23 SECTION 8. AMENDMENTS ....................................................................... 23 SECTION 9. CONTINUING SECURITY INTEREST; TRANSFER OF ADVANCES ....... 23 SECTION 10. STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM ............ 23 SECTION 11. NOTICES .................................................................................. 24 SECTION 12. RELEASES................................................................................ 24 SECTION 13. MISCELLANEOUS .................................................................. 24 SECTION 16. APPLICABLE LAW ................................................................. 25 SECTION 17. CONSENT TO JURISDICTION; CONSENT TO SERVICE OF PROCESS ... 25 SECTION 18. WAIVER OF JURY TRIAL ...................................................... 26 SECTION 19. SECURITY INTEREST ABSOLUTE ...................................... 26 SECTION 20. REINSTATEMENT .................................................................. 26 SECTION 21. COLLATERAL AGENT ........................................................... 26 SECTION 22. LIMITED LIABILITY .............................................................. 26 SCHEDULES SCHEDULE 3.1 — GENERAL INFORMATION SCHEDULE 3.4(a) — PLEDGED EQUITY INTERESTS SCHEDULE 3.4(b) — PLEDGED NOTES SCHEDULE 3.8 — COMMERCIAL TORT CLAIMS EXHIBITS EXHIBIT A — FORM OF PLEDGE SUPPLEMENT EXHIBIT B — FORM OF UNCERTIFICATED SECURITIES CONTROL AGREEMENT EXHIBIT C — FORM OF ISSUER CONSENT TO PLEDGED EQUITY INTEREST

DB1/ 116895709.5 This PLEDGE AND SECURITY AGREEMENT, dated as of December 15, 2020 (this “Agreement”), is entered into by and between EXGEN RENEWABLES IV, LLC, a limited liability company organized under the laws of Delaware (the “Grantor”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent for the Secured Parties (in such capacity and together with its permitted successors, assigns and designees, the “Collateral Agent”). Capitalized terms used in this Agreement (including in this preamble and the recitals below) have the meanings assigned to such terms in Section 1.1. RECITALS: WHEREAS, the Grantor owns all of the Equity Interests in (i) ExGen Renewables Holdings, LLC, a limited liability company organized under the laws of Delaware (“ExGen Renewables Holdings”), and (ii) Exelon AVSR Holding, LLC, a limited liability company organized under the laws of Delaware (“Exelon AVSR Holding” and, together with ExGen Renewables Holdings, the “Project Holdcos”); WHEREAS, ExGen Renewables Holdings owns all of the JV Class A Membership Interests in ExGen Renewables Partners, LLC, a limited liability company organized under the laws of the State of Delaware (“ExGen Renewables JV”); WHEREAS, ExGen Renewables JV and Exelon AVSR Holding own, directly or indirectly, all (or a specified class of) the Equity Interests of each of the other Project Entities, which collectively own or lease the Projects; WHEREAS, the Grantor intends to enter into the Credit Agreement, dated as of the date hereof (as amended, amended and restated, supplemented, replaced or otherwise modified and in effect from time to time, the “Credit Agreement”), among the Grantor, ExGen Renewables IV Holding, LLC, a limited liability company organized under the laws of State of Delaware (“Holding”), the Lenders party thereto from time to time, Jefferies Finance LLC, as administrative agent (in such capacity, together with any successor administrative agent appointed pursuant to the provisions of Article VIII of the Credit Agreement, the “Administrative Agent”), the Collateral Agent, and Wilmington Trust, National Association, as Depositary Bank, pursuant to which the Grantor has requested that the Lenders extend credit in the form of Loans on the Closing Date, in an aggregate U.S. Dollar amount for all such Loans of U.S. $750,000,000; and WHEREAS, the Grantor has agreed to secure all of the Obligations by granting to the Collateral Agent, for the benefit of the Secured Parties, a first priority Lien (subject to Liens permitted under the Credit Agreement) on substantially all of the assets and properties owned by the Grantor. AGREEMENT: NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged and in reliance upon the representations, warranties and covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

DB1/ 116895709.5 2 SECTION 1. DEFINITIONS. 1.1 General Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein (including in the preamble and the recitals hereto) shall have the meanings given to them in the Credit Agreement. In addition to the terms defined in the Credit Agreement, the following terms shall have the following meanings: “Account Debtor” means each Person who is obligated on a Receivable or any Supporting Obligation related thereto. “Accounts” means all “accounts” as defined in Article 9 of the UCC. “Administrative Agent” has the meaning set forth in the recitals to this Agreement. “Agreement” has the meaning set forth in the preamble to this Agreement. “Assigned Agreements” means all agreements, contracts and documents to which the Grantor is a party (including all exhibits and schedules thereto), as each such agreement, contract and document may be amended, supplemented or otherwise modified and in effect from time to time, including (i) all rights of the Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of the Grantor to receive proceeds of any insurance, bond, indemnity, warranty, letter of credit or guaranty with respect to the Assigned Agreements, (iii) all claims of the Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) all rights of the Grantor to terminate, amend, supplement, modify or waive performance under the Assigned Agreements, to perform thereunder and to compel performance and otherwise to exercise all remedies thereunder; provided, however, that “Assigned Agreements” shall not include any agreement, contract or document constituting Excluded Property. “Bankruptcy Event” means any event described in Sections 7.01(h) and 7.01(i) of the Credit Agreement. “Chattel Paper” means all “chattel paper” as defined in Article 9 of the UCC, including, without limitation, “electronic chattel paper” or “tangible chattel paper”, as each term is defined in Article 9 of the UCC. “Collateral” has the meaning assigned in Section 2.1. “Collateral Agent” has the meaning set forth in the preamble to this Agreement. “Collateral Records” means books, records, ledger cards, files, correspondence, customer lists, supplier lists, blueprints, technical specifications, manuals, computer software and related documentation, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon. “Collateral Support” means all property (real or personal) assigned, licensed, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property in favor of the Grantor. “Commercial Tort Claims” means all “commercial tort claims” as defined in Article 9 of the UCC, including, without limitation, all commercial tort claims listed on Schedule 3.8 (as such schedule may be amended or supplemented from time to time).

DB1/ 116895709.5 3 “Commodities Accounts” means all “commodity accounts” as defined in Article 9 of the UCC. “Copyright Licenses” means any and all agreements, licenses and covenants providing for the granting of any right in or to Copyrights, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright, or otherwise providing for a covenant not to sue (whether the Grantor is licensee or licensor thereunder). “Copyrights” means all United States, and foreign copyrights (including Community designs), and rights in databases including but not limited to copyrights in software and databases, and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered and whether published or unpublished, moral rights, reversionary interests, termination rights, all registrations and applications therefor, all extensions and renewals thereof, all rights corresponding thereto throughout the world, all rights to sue for past, present and future infringements thereof, and all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit. “Credit Agreement” has the meaning set forth in the recitals to this Agreement. “Deposit Accounts” means all “deposit accounts” as defined in Article 9 of the UCC. “Documents” means all “documents” as defined in Article 9 of the UCC. “Equipment” means (i) all “equipment” as defined in Article 9 of the UCC, (ii) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, fixtures and tools (in each case, regardless of whether characterized as equipment under the UCC) and (iii) all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing, including any fixtures. “Excluded Property” means: (a) any Permit, contract or agreement to which the Grantor is a party, and any of its rights or interest thereunder, if and to the extent that (i) the pledge or assignment of such Permit, contract or agreement hereunder, or a security interest granted therein, is prohibited by or in violation of (x) any Legal Requirement of a Governmental Authority applicable to the Grantor or (y) a term, provision or condition of any such Permit, contract or agreement; (ii) the pledge or assignment of such Permit, contract or agreement hereunder would render such Permit, contract or agreement void, voidable, unenforceable, terminable or revocable; or (iii) the pledge or assignment of such Permit requires the consent of any third party or Government Authority, in each case except to the extent that such Legal Requirement or the term in such Permit, contract or agreement providing for such prohibition or violation is rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the UCC; provided that any such property shall constitute Excluded Property only to the extent and for so long as the consequences specified above shall exist and shall cease to be an Excluded Property and shall become subject to the Lien of the Security Documents, immediately and automatically, at such time as such consequence shall cease to exist; (b) any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely

DB1/ 116895709.5 4 during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law; and (c) those properties and assets of the Grantor as to which the Collateral Agent may determine in its sole discretion that the costs or burden of obtaining such security interest are excessive in relation to the value of the security to be afforded thereby. “Exelon AVSR Holding” has the meaning assigned to such term in the recitals hereto. “ExGen Renewables Holdings” has the meaning assigned to such term in the recitals hereto. “Fixtures” means all “fixtures” as defined in Article 9 of the UCC. “General Intangibles” means all “general intangibles” as defined in Article 9 of the UCC, including “payment intangibles” also as defined in Article 9 of the UCC and also including, without limitation, all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations, all Assigned Agreements and all Intellectual Property (in each case, regardless of whether characterized as general intangibles under the UCC). “Goods” means all “goods” as defined in Article 9 of the UCC, including, without limitation, all Inventory and Equipment (in each case, regardless of whether characterized as goods under the UCC). “Grantor” has the meaning set forth in the preamble to this Agreement. “Instruments” means all “instruments” as defined in Article 9 of the UCC. “Insurance” means (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies. “Intellectual Property” means, collectively, all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets and the Trade Secret Licenses. “Intercompany Note” means any promissory note evidencing loans made by the Grantor to any of its Subsidiaries. “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time thereafter, and any successor statute. “Inventory” means (i) all “inventory” as defined in Article 9 of the UCC and (ii) all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in the Grantor’s business; all goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind; and all goods which are returned to or repossessed by the Grantor, all computer programs embedded in any goods and all accessions thereto and products thereof (in each case, regardless of whether characterized as inventory under the UCC).

DB1/ 116895709.5 5 “Investment Accounts” means the Depositary Accounts, the Securities Accounts, the Commodities Accounts and the Deposit Accounts. “Investment Related Property” means: (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt (including all Pledged Notes), Investment Accounts and certificates of deposit. “Issuers” means the collective reference to each issuer of any Investment Related Property. “Legal Requirements” means, as to any Person, any law, statute, rule, regulation, ordinance, order, code, treaty, judgment, decree, or any published directive or requirement which has the force of law, or other legally binding form of governmental restriction or decision of any Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its properties is subject. “Letter of Credit Right” means “letter-of-credit right” as defined in Article 9 of the UCC. “Money” means “money” as defined in the UCC. “Patent Licenses” means all agreements, licenses and covenants providing for the granting of any right in or to Patents or otherwise providing for a covenant not to sue (whether the Grantor is licensee or licensor thereunder). “Patents” means all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, all rights corresponding thereto throughout the world, all inventions and improvements described therein, all rights to sue for past, present and future infringements thereof, all licenses, claims, damages, and proceeds of suit arising therefrom, and all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit. “Permits” means any and all franchises, licenses, leases, permits, approvals, notifications, certifications, registrations, authorizations, acceptances, exemptions, qualifications, easements, rights of way, Liens and other rights, privileges and approvals required to be obtained from a Governmental Authority. “Pledge Supplement” means any supplement to this agreement in substantially the form of Exhibit A. “Pledged Debt” means all debt for borrowed money owed to the Grantor (including, without limitation, all intercompany debt for borrowed money), the instruments evidencing such debt for borrowed money, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such debt for borrowed money. “Pledged Equity Interests” means all classes of Equity Interests owned by the Grantor, including, without limitation, all Equity Interests described on Schedule 3.4(a) under the heading “Pledged Equity Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such Pledged Equity Interests, and all dividends, distributions, return of capital, cash,

DB1/ 116895709.5 6 instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Equity Interests. “Pledged Notes” means all promissory notes described on Schedule 1(b) under the heading “Pledged Notes” (as such schedule may be amended or supplemented from time to time), all Intercompany Notes at any time issued to any Pledgor and all other promissory notes issued to or held by any Pledgor (other than promissory notes issued in connection with extensions of trade credit by any Pledgor in the ordinary course of business). “Proceeds” means (i) all “proceeds” as defined in Article 9 of the UCC, (ii) payments or distributions made with respect to any Investment Related Property and (iii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary. “Project Holdcos” has the meaning assigned to such term in the recitals hereto. “Receivables” means all rights to payment, whether or not earned by performance or achievement of milestones, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of the Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records. “Receivables Records” means (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of the Grantor or any computer bureau or agent from time to time acting for the Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or nonwritten forms of information related in any way to the foregoing or any Receivable. “Record” has the meaning set forth in Article 9 of the UCC. “Securities” means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing. “Securities Accounts” means all “securities accounts” as defined in Article 8 of the UCC. “Supporting Obligation” means all “supporting obligations” as defined in Article 9 of the UCC in favor of the Grantor.

DB1/ 116895709.5 7 “Trade Secret Licenses” means any and all agreements providing for the granting of any right in or to Trade Secrets (whether the Grantor is licensee or licensor thereunder). “Trade Secrets” means all trade secrets and all other confidential or proprietary information and know-how whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying such Trade Secret, including but not limited to: (i) the right to sue for past, present and future misappropriation or other violation of any Trade Secret, and (ii) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit. “Trademark Licenses” means any and all agreements providing for the granting of any right in or to Trademarks or otherwise providing for a covenant not to sue or permitting coexistence (whether the Grantor is licensee or licensor thereunder). “Trademarks” means all United States, and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations, recordings and applications for any of the foregoing, all common-law rights related thereto, all extensions or renewals of any of the foregoing, all of the goodwill of the business connected with the use of and symbolized by the foregoing, the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit. “Uncertificated Securities Control Agreement” means an agreement substantially in the form of Exhibit B or such other form reasonably satisfactory to the Collateral Agent.

DB1/ 116895709.5 8 1.2 Interpretation; UCC Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the rules of interpretation set forth in Section 1.02 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein. All capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein or in the Credit Agreement have the meanings ascribed thereto in the UCC. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC. The terms “lease” and “license” shall include “sub-lease” and “sub license”, as applicable. SECTION 2. GRANT OF SECURITY. 2.1 Grant of Security. The Grantor hereby assigns and transfers to the Collateral Agent and hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing Lien on all of the Grantor’s right, title and interest in, to and under all of the following property of the Grantor (subject to the exclusions set forth in Section 2.2), in each case whether now owned or existing or hereafter acquired or in which the Grantor now has or at any time in the future may acquire or arising and wherever located (all of which being hereinafter collectively referred to as the “Collateral”), as collateral security for prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations: (a) Accounts; (b) Chattel Paper; (c) Commercial Tort Claims described on Schedule 3.8 (as such schedule may be amended or supplemented from time to time); (d) Deposit Accounts; (e) Documents; (f) Fixtures; (g) General Intangibles; (h) Goods; (i) Instruments; (j) Insurance; (k) Intellectual Property (l) Investment Related Property; (m) Letter of Credit Rights; (n) Money; (o) Receivables and Receivable Records;

DB1/ 116895709.5 9 (p) all other property not otherwise described above (except for any property specifically excluded from any clause in this section above in accordance with Section 2.2, and any property specifically excluded from any defined term used in any clause of this section above); (q) to the extent not otherwise included above, all Collateral Records, Collateral Support and guarantees and Supporting Obligations relating to any of the foregoing; and (r) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing. 2.2 Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest or Lien granted under Section 2.1 attach to any Excluded Property. The Grantor and the Collateral Agent hereby acknowledge and agree that the Lien created hereby in the Collateral is not, in and of itself, to be construed as a grant of a fee interest (as opposed to a Lien) in any Intellectual Property, including any Copyrights, Patents or Trademarks. 2.3 Retention of Certain Rights. So long as the Collateral Agent has not given written notice to the Grantor of its intention to exercise its rights with respect to the Collateral under this Agreement upon the occurrence and during the continuation an Event of Default, the Grantor reserves all rights with respect to the Collateral (except as limited by the Loan Documents), including all rights to use, apply, modify, dispose of or otherwise deal with such Collateral (except as limited by the Loan Documents). SECTION 3. SECURITY FOR OBLIGATIONS; GRANTOR REMAINS LIABLE. 3.1 Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof)), of all Obligations. 3.2 Continuing Liability under Collateral. Notwithstanding anything herein to the contrary, (i) the Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any Secured Party, (ii) the Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any Assigned Agreement and any agreements relating to Pledged Equity Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Agent nor any other Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any Assigned Agreement and any agreements relating to Pledged Equity Interests, and (iii) the exercise by the Collateral Agent of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral. SECTION 4. CERTAIN RELATED REPRESENTATIONS; WARRANTIES AND COVENANTS. 4.1 Generally. The Grantor hereby represents and warrants, on the Closing Date, that: (a) the Grantor has indicated on Schedule 3.1(A): (i) the full legal name of the Grantor, (ii) the type of organization of the Grantor, (iii) the jurisdiction of

DB1/ 116895709.5 10 organization of the Grantor and (iv) the location of the Grantor’s chief executive office or sole place of business or principal residence, as the case may be; (b) the Grantor has no trade names other than as listed on Schedule 3.1(B); and (c) except as provided on Schedule 3.1(C), it has not changed its name, jurisdiction or form of organization or the location of its chief executive office or sole place of business or principal residence, as the case may be, in any way since the date of its formation.

DB1/ 116895709.5 11 4.2 Equipment And Inventory. The Grantor represents and warrants that, as of the Closing Date, it does not have any Equipment or Inventory included in the Collateral. 4.3 Receivables. (a) Covenants and Agreements. Following the occurrence of and during the continuation of an Event of Default, the Collateral Agent shall have the right at any time, upon concurrent written notice to the Grantor of its intention to do so, (i) to notify, or direct the Grantor to notify, any Account Debtor of the Collateral Agent’s security interest in the Receivables and any Supporting Obligation, (ii) to direct, or request that the Grantor direct, such Account Debtors to make payment of all amounts due or to become due to the Grantor thereunder directly to the Collateral Agent, and (iii) upon such concurrent notification and at the expense of the Grantor, to enforce collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After receipt by the Grantor of written notice from the Collateral Agent referred to in the preceding sentence, any payments of Receivables constituting Collateral received by the Grantor shall be forthwith (and in any event within five Business Days) deposited by the Grantor in the exact form received duly indorsed by the Grantor to the Collateral Agent if required, in an account maintained under the sole dominion and control of the Collateral Agent, and until so turned over, all amounts and proceeds (including checks and other instruments) received by the Grantor in respect of its Receivables constituting Collateral, any Supporting Obligation constituting Collateral or Collateral Support constituting Collateral shall be received in trust for the benefit of the Collateral Agent hereunder and shall be segregated from other funds of the Grantor and the Grantor shall not adjust, settle or compromise the amount or payment of any Receivable constituting Collateral, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon. (b) Delivery and Control of Receivables. With respect to any Receivables constituting Collateral hereafter arising in excess of $ [***] (i) evidenced by, or constituting, Chattel Paper or Instruments, the Grantor shall cause each originally executed copy thereof to be delivered to the Collateral Agent (or its agent or designee) appropriately indorsed to the Collateral Agent or indorsed in blank, or (ii) which would constitute “electronic chattel paper” under Article 9 of the UCC, the Grantor shall take all steps necessary to give the Collateral Agent control over such Receivables (within the meaning of Section 9-105 of the UCC). 4.4 Investment Related Property. (a) Investment Related Property Generally. (i) Covenants and Agreements. The Grantor hereby covenants and agrees that: (A) with respect to any Investment Related Property constituting Collateral with a fair market value in excess of $ [***] that is represented by a certificate or that is an Instrument (other than any Investment Related Property credited to a Securities Account) owned by the Grantor, it shall cause such certificate or instrument to be delivered to the Collateral Agent, indorsed in blank by an “effective indorsement” (as defined in Section 8-107 of the UCC), regardless of whether such certificate constitutes a “certificated security” for purposes of the UCC (a “Certificated Security”); (B) with respect to any Investment Related Property constituting Collateral with a fair market value in excess of $ [***] that is an “uncertificated

DB1/ 116895709.5 12 security” for purposes of the UCC (other than any uncertificated securities credited to a Securities Account) (an “Uncertificated Security”) owned by the Grantor, it shall cause the Issuer of such Uncertificated Security to either (i) register the Collateral Agent as the registered owner thereof on the books and records of the Issuer or (ii) execute an Uncertificated Securities Control Agreement pursuant to which such Issuer agrees to comply with the Collateral Agent’s instructions with respect to such Uncertificated Security without further consent by the Grantor; and (C) in addition to the foregoing, upon the occurrence and during the continuation of an Event of Default, the Collateral Agent shall have the right, without notice to the Grantor, to (i) transfer all or any portion of the Investment Related Property to its name or the name of its nominee or agent and (ii) subject to the terms of the applicable Investment Related Property, to exchange any certificates or instruments representing such Investment Related Property constituting Collateral for certificates or instruments of smaller or larger denominations. In the event of a transfer pursuant to clause (i) of the immediately preceding sentence, the Collateral Agent shall within a reasonable period of time thereafter give the Grantor written notice of such transfer; provided, however, that (x) failure to give such notice shall have no effect on the rights of the Collateral Agent hereunder and (y) the Collateral Agent shall not be required to deliver any such notice if the Grantor is the subject of a Bankruptcy Event or the delivery of such notice is otherwise prohibited by applicable law. (ii) Voting and Distributions. (A) So long as no Event of Default shall have occurred and be continuing and until such time as the Grantor shall have received notice from the Collateral Agent pursuant to clause (B) below: (1) the Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property constituting Collateral or any part thereof; provided, however, that no vote with respect to the Investment Related Property shall be cast (or refrained from being cast), right exercised (or refrained from being exercised) or other action taken (or refrained from being taken) which would be inconsistent with, or result in any violation of, any provision of any of this Agreement or any other Loan Document; (2) the Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to the Grantor all proxies, and other instruments as the Grantor, at its sole cost and expense, may from time to time reasonably request for the purpose of enabling the Grantor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (1) above; and (3) the Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of any Investment Related Property for any purpose not inconsistent with the terms of this Agreement or the Loan Documents. To the extent that such

DB1/ 116895709.5 13 distributions are made in accordance with the terms of the Loan Documents, the further distribution or payment of such monies to a Person which is not the Grantor shall not give rise to any claims or causes of action on the part of any Secured Party against the Grantor seeking the return or disgorgement of any such distributions or other payments unless the distributions or payments involve or result from fraud or willful misconduct of the Grantor. (B) Upon the occurrence and during the continuation of an Event of Default and upon delivery of written notice of the occurrence and continuation of such Event of Default from the Collateral Agent to the Grantor (it being acknowledged and agreed that the Collateral Agent shall not be required to deliver any such notice if the Grantor is the subject of a Bankruptcy Event): (1) all rights of the Grantor to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 5.4(a)(ii)(A)(3) shall cease, and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to receive and hold as Investment Related Property such dividends, interest and other distributions; (2) in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, in each case, in respect of Investment Related Property constituting Collateral: (x) the Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent, at its sole cost and expense, all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (y) the Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 6.1; and (3) the Grantor hereby authorizes and instructs each Issuer of any Investment Related Property pledged by the Grantor hereunder to comply with any instruction received by it from the Collateral Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Grantor. (b) Pledged Equity Interests and Pledged Notes. (i) Representations and Warranties. The Grantor hereby represents and warrants, on the Closing Date, that: (A) Schedule 3.4(a) sets forth under the heading “Pledged Equity Interests” all of the Pledged Equity Interests owned by the Grantor, and such Pledged Equity Interests constitute the percentage of issued and outstanding Equity Interests or percentage of beneficial interest of the respective Issuers thereof indicated on such Schedule 3.4(a); and

DB1/ 116895709.5 14 (B) Schedule 3.4(b) sets forth under the heading “Pledged Notes” all of the Pledged Notes owned by the Grantor; and (C) each of the Pledged Equity Interests that is pledged by the Grantor hereunder is certificated as indicated on Schedule 3.4(a) and constitutes a “security” under Section 8-103 of the UCC or the corresponding code or statute of any other applicable jurisdiction and each such “security” is a Certificated Security or is represented by a certificate. (ii) Covenants and Agreements. (A) Pledged Equity Interests. The Grantor hereby covenants and agrees that, if the Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Equity Interests of any Issuer (including, without limitation, any Additional Project Entity), whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Equity Interests, or otherwise in respect thereof, the Grantor shall accept the same as the agent of the Collateral Agent, hold the same in trust for the Collateral Agent and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by the Grantor to the Collateral Agent, if required, together with an undated transfer power covering such certificate duly executed in blank by the Grantor, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Obligations, and in the case Equity Interests in Additional Project Entities and to the extent required to create a valid security interest in such Equity Interests, a consent from the Issuer thereof substantially in the form of Exhibit C. Unless otherwise consented to by the Collateral Agent, Pledged Equity Interests required to be pledged hereunder in any Subsidiary that is organized as a limited liability company or limited partnership and pledged hereunder shall be represented by a certificate and, in the Organizational Documents of such Subsidiary, the Grantor shall cause the Issuer of such interests to elect to treat such interests as a “security” within the meaning of Article 8 of the Uniform Commercial Code of its jurisdiction of organization (and all certificates representing such Pledged Equity Interests (and any additional Pledged Equity Interests acquired or issued after the Closing Date) shall have been delivered to the Collateral Agent, together with duly executed instruments of transfer or assignment in blank). (B) Pledged Notes. If the Grantor shall at any time hold or acquire any Instruments, the Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of endorsement, transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably specify; provided that the Collateral Agent shall return any such Instruments for purposes of presentation, collection, renewal or replacement. The Grantor agrees to promptly deliver or cause to be delivered to the Collateral Agent any and all Pledged Notes held or acquired by the Grantor, accompanied by proper instruments of assignment duly executed by the Grantor in blank and such other instruments or documents as the Collateral Agent may reasonably request; provided that the Collateral Agent shall return any such Pledged Note to the Borrower (x) to be amended or assigned in connection with a permitted disposition under the Credit Agreement to the extent required to facilitate such disposition so long as the Borrower delivers any replacement Pledged Note, if any, held by the Borrower after consummation of such disposition or (y) for purposes of

DB1/ 116895709.5 15 presentation, collection, renewal or replacement. 4.5 Assigned Agreements. The Grantor hereby covenants and agrees that, in addition to any rights under Section 4.3, the Collateral Agent may at any time, after the occurrence and during the continuation of an Event of Default, notify, or direct the Grantor to notify, the counterparty on any Assigned Agreement of the security interest of the Collateral Agent therein. In addition, after the occurrence and during the continuation of an Event of Default, the Collateral Agent may upon written notice to the Grantor, notify, or direct the Grantor to notify, the counterparty that all payments under the Assigned Agreements shall be made directly to the Collateral Agent. 4.6 Letter of Credit Rights. (a) Representations and Warranties. The Grantor hereby represents and warrants, on the Closing Date, that, to the knowledge of the Grantor, the Grantor does not have rights as beneficiary in any letter of credit constituting Collateral. (b) Covenants and Agreements. (i) The Grantor hereby covenants and agrees that with respect to any letter of credit constituting Collateral with a stated amount in excess of $[***] hereafter arising it shall use its commercially reasonable efforts to (x) obtain the consent of the issuer thereof to the assignment of the proceeds of the letter of credit to the Collateral Agent and (y) deliver to the Collateral Agent a completed Pledge Supplement, together with all Supplements to Schedules thereto. (ii) Upon the occurrence and during the continuation of an Event of Default, the Grantor will, promptly upon request by the Collateral Agent, (x) notify (and the Grantor hereby authorizes the Collateral Agent to notify) the issuer and each nominated person with respect to any Supporting Obligations consisting of letters of credit of which the Grantor is the beneficiary that the proceeds thereof have been assigned to the Collateral Agent hereunder and any payments due or to become due in respect thereof are to be made directly to the Collateral Agent or its designee and (y) arrange for the Collateral Agent on behalf of the Secured Parties to become the transferee beneficiary of any such letter of credit. 4.7 Intellectual Property. (a) Non-Exclusive License. For the purpose of enabling the Collateral Agent to exercise rights and remedies under Section 7, the Grantor hereby grants to the Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license to use, assign, license or sublicense any Intellectual Property included in the Collateral now owned or hereafter acquired by the Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. (b) Use of Intellectual Property. Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Loan Documents that limit the rights of the Grantor to dispose of its Intellectual Property, so long as no instruction by the Collateral Agent acting at the direction of the Secured Parties has been delivered in connection with the occurrence and continuance of an Event of Default, the Grantor may exploit, use, enjoy, protect, license sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Grantor. In furtherance of the foregoing, so long as no such instruction has been delivered in

DB1/ 116895709.5 16 connection with the occurrence and continuance of an Event of Default, the Collateral Agent shall from time to time, upon the request and at the expense of the Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, that the Grantor shall have certified are appropriate (in its judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to clause (a) immediately above as to any specific Intellectual Property constituting Collateral). Further, upon the release of the Liens on the Collateral in accordance with the terms of Section 9.18 of the Credit Agreement, the Collateral Agent shall transfer to the Grantor the license granted pursuant to clause (a) immediately above. The exercise of rights and remedies under Section 7 by the Collateral Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Grantor in accordance with the first sentence of this clause (b). (c) Events of Default. Upon the occurrence and during the continuance of an Event of Default, the Grantor shall, upon the request of the Collateral Agent, deliver to the Collateral Agent a schedule listing all Intellectual Property constituting Collateral and take such other action as the Collateral Agent shall deem necessary to perfect the Liens created hereunder in all such Collateral. 4.8 Commercial Tort Claims. If the Grantor shall at any time acquire a Commercial Tort Claim with potential value in excess of excess of $ [***], the Grantor shall use its commercially reasonable efforts to, within 60 days of obtaining such Commercial Tort Claim, deliver to the Collateral Agent a completed Pledge Supplement, together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims, and such other documentation acceptable to the Collateral Agent to grant a security interest under the terms and provisions of this Agreement in and to such Commercial Tort Claim. SECTION 5. FURTHER ASSURANCES. 5.1 Further Assurances. (a) The Grantor agrees that from time to time, at the sole cost and expense of the Grantor, that, upon its receipt of a written request therefor from the Collateral Agent (acting at the direction of the Required Lenders), it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary in order to (x) create and/or maintain the validity and perfection of and otherwise protect any security interest in Collateral granted hereby or (y) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor shall maintain the Liens created by this Agreement as a perfected security interest prior and superior in right to any other Person except Liens permitted under the Credit Agreement, and, upon the reasonable written request of the Collateral Agent (acting at the direction of the Required Lenders), execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices as are necessary, or as the Collateral Agent may reasonably request, to grant, preserve, protect, reflect and perfect the security interests granted or purported to be granted hereby. For the avoidance of doubt, nothing herein shall require the Collateral Agent to file financing statements or continuation statements, or be responsible for maintaining the security interests purported to be created as described herein (except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder or under any other Loan Document) and such responsibility shall be solely that of the Borrower. (b) The Grantor hereby authorizes the Collateral Agent to file a Record or Records, including, without limitation, financing or continuation statements, intellectual property security agreements and amendments thereto, in any jurisdictions and with any filing offices as the Collateral Agent may reasonably determine (at the direction of the Required Lenders), are necessary or advisable to perfect the security interest granted to the Collateral Agent herein. Such financing statements may

DB1/ 116895709.5 17 describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may reasonably determine (at the direction of the Required Lenders), are necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as “all assets” or “all personal property, whether now owned or hereafter acquired.” The Collateral Agent shall have no responsibility for or liability with respect to monitoring the compliance of any other party to the Loan Documents, this Agreement or any other document related hereto or thereto. The Collateral Agent has no duty to monitor the value or rating of any of the Collateral on an ongoing basis. The Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail; provided that, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent may not request updated schedules pursuant to this Section 5.1 from the Grantor more frequently than twice per calendar year. SECTION 6. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. 6.1 Power of Attorney. The Grantor hereby irrevocably constitutes and appoints the Collateral Agent, acting for and on behalf of itself and the other Secured Parties and each successor or assign of the Collateral Agent as its true and lawful attorney-in-fact, with full power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, at the Grantor’s sole cost and expense, subject to the terms of this Agreement and applicable Legal Requirements, to enforce all rights, interests and remedies of the Grantor with respect to the Collateral upon the occurrence and during the continuation of an Event of Default, for the purpose of carrying out the provisions of this Agreement, including the right to: (a) ask, demand, collect, sue for, recover, receive and give receipt and discharge for amounts due and to become due under and in respect of all or any part of the Collateral, (b) in the name of the Grantor or its own name or otherwise, take possession of, receive and indorse and collect any check, Account, Chattel Paper, draft, note, acceptance or other Instrument for the payment of moneys due under any Account or general intangible, in each case, constituting Collateral, (c) file any claims or take any other action that the Collateral Agent may deem necessary or advisable for the collection of all or any part of the Collateral, (d) execute, in connection with any sale or disposition of the Collateral under this Agreement, any endorsements, assignments, bills of sale or other instruments of conveyance or transfer with respect to all or any part of the Collateral, (e) in the case of any Intellectual Property constituting Collateral, execute and deliver, and have recorded, any agreement, instrument, document or paper as the Collateral Agent may request to evidence the Collateral Agent’s security interest in such Intellectual Property and the goodwill and general intangibles of the Grantor relating thereto or represented thereby, (f) pay or discharge Taxes and Liens levied or placed on or threatened against the Collateral (other than Liens permitted under the Credit Agreement), effect any repair or pay or discharge any insurance called for by the terms of this Agreement or the other Loan Documents (including all or any part of the premiums therefor and the costs thereof),

DB1/ 116895709.5 18 (g) direct any party liable for any payment under any Collateral to make payment of any moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct, (h) sign and indorse any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against debtors, assignment, verification, notice or other document in connection with any Collateral, (i) commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect any Collateral and to enforce any other right with respect to any Collateral, (j) defend any suit, action or proceeding brought against the Grantor with respect to any Collateral, (k) settle, compromise or adjust any such suit, action or proceeding with respect to any Collateral and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate, (l) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains) throughout the world for such term or terms, on such conditions and in such manner as the Collateral Agent shall in its sole discretion determine, including the execution and filing of any document necessary to effectuate or record such assignment, (m) notify the counterparty on any Assigned Agreement of the security interest of the Collateral Agent therein and that all payments thereunder shall be made directly to the Collateral Agent and cure any default by the Grantor under any Assigned Agreement, and (n) upon foreclosure, generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and the Grantor’s expense, at any time, or from time to time, all acts and things that the Collateral Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s and the other Secured Parties’ Liens thereon and to effect the intent of this Agreement, all as fully and effectively as the Grantor might do. This appointment as attorney-in-fact is irrevocable and coupled with an interest.

DB1/ 116895709.5 19 6.2 No Duty on Part of Collateral Agent or Other Secured Parties. The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers. The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act hereunder, except in the case of their own gross negligence or willful misconduct, except in the case of their own gross negligence or willful misconduct. SECTION 7. REMEDIES. 7.1 Generally. (a) If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously: (i) require the Grantor to, and the Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process; (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent deems appropriate; and (iv) without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent in its reasonable discretion may deem commercially reasonable. (b) The Collateral Agent or any other Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent to the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Grantor, and the Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute

DB1/ 116895709.5 20 now existing or hereafter enacted. The Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days’ notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of such assets. So long as such sale is conducted in a commercially reasonable manner, the Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Obligations, the Grantor shall be liable for the deficiency and the reasonable fees and expenses of any attorneys employed by the Collateral Agent to collect such deficiency. The Grantor further agrees that a breach of any of the covenants contained in this Section 7.1 will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 7.1 shall be specifically enforceable against the Grantor, and the Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Obligations becoming due and payable prior to their stated maturities. Nothing in this Section 7.1 shall in any way alter the rights of the Collateral Agent hereunder. (c) The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. (d) The Collateral Agent shall have no obligation to marshal any of the Collateral. 7.2 Application of Proceeds. (a) Any Proceeds constituting Collateral to be applied by the Collateral Agent pursuant to the Loan Documents upon the occurrence and during the continuation of an Event of Default and in connection with the enforcement, collection or realization in respect of any Collateral by the Collateral Agent, shall be applied in the following order: (i) First, to pay incurred and unpaid fees and expenses of the Agents under the Loan Documents; (ii) Second, to the Collateral Agent, for application by it towards payment, without duplication, of (a) all interest, breakage costs and fees then due and payable under the Loan Documents and (b) any ordinary course settlement payments and any interest due and payable to any Specified Swap Counterparty under any Secured Swap Agreements, pro rata among the Secured Parties according to the amounts of such Obligations then due and owing and remaining unpaid to the Secured Parties; (iii) Third, to the Collateral Agent, for application by it towards payment, without duplication, of (a) all principal and premium (if any) then due and payable under the Loan Documents and (b) any termination payments payable to any Specified Swap

DB1/ 116895709.5 21 Counterparty under any Secured Swap Agreements, pro rata among the Secured Parties according to the amounts of such Obligations then due and owing and remaining unpaid to the Secured Parties; (iv) Fourth, to the Collateral Agent, on a pro rata basis, for application by it towards payment of all other Obligations due and owing and remaining unpaid to the Secured Parties under the Loan Documents and the Secured Swap Agreements; and (v) Fifth, any balance remaining after the Discharge of the Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive the same. (b) No sale or other disposition of all or any part of the Collateral pursuant to Section 7.1 shall be deemed to relieve the Grantor of its obligations under any Loan Document except to the extent the proceeds thereof are applied to the payment of such obligations. 7.3 Sales on Credit. If the Collateral Agent sells any of the Collateral upon credit, the Grantor will be credited only with payments actually made by the purchaser and received by the Collateral Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Collateral Agent may resell the Collateral and the Grantor shall be credited with proceeds of the sale. 7.4 Investment Related Property. The Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Investment Related Property, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire the Investment Related Property for their own account for investment and not with a view to the distribution or resale thereof. The Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Investment Related Property for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so. If the Collateral Agent exercises its right to sell any or all of the Investment Related Property, upon written request, the Grantor shall and shall cause each Issuer of any Pledged Equity Interests to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the SEC thereunder, as the same are from time to time in effect. 7.5 Intellectual Property. (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default: (i) the Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of the Grantor, the Collateral Agent or otherwise, in the Collateral Agent’s sole discretion, to enforce any Intellectual Property constituting Collateral, in which event the Grantor shall, at the

DB1/ 116895709.5 22 request of the Collateral Agent, do any and all lawful acts and execute any and all documents required by the Collateral Agent in aid of such enforcement and the Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Agent as provided in Section 9.05 of the Credit Agreement in connection with the exercise of its rights under this Section, and, to the extent that the Collateral Agent shall elect not to bring suit to enforce any Intellectual Property as provided in this Section 7.5, the Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement or other violation of any of the Grantor’s rights in the Intellectual Property constituting Collateral by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing as shall be necessary to prevent such infringement or violation; (ii) upon written demand from the Collateral Agent, the Grantor shall grant, assign, convey or otherwise transfer to the Collateral Agent or such Collateral Agent’s designee all of the Grantor’s right, title and interest in and to the Intellectual Property constituting Collateral and shall execute and deliver to the Collateral Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; (iii) the Grantor agrees that such an assignment and/or recording shall be applied to reduce the Obligations outstanding only to the extent that the Collateral Agent (or any Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property constituting Collateral; and (iv) the Collateral Agent shall have the right to notify, or require the Grantor to notify, any obligors with respect to amounts due or to become due to the Grantor in respect of the Intellectual Property of the Grantor constituting Collateral, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, upon such notification and at the expense of the Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done; (A) all amounts and proceeds (including checks and other instruments) received by the Grantor in respect of amounts due to the Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over or delivered to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 7.2; and (B) the Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon. (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Agent of any rights, title and interests in and to the Intellectual Property constituting Collateral shall have been previously made and shall have become absolute and effective, and (iv) the Obligations shall not have become immediately due and payable, upon the written request of the Grantor, the Collateral Agent shall promptly execute and

DB1/ 116895709.5 23 deliver to the Grantor, at the Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign to the Grantor any such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided that, after giving effect to such reassignment, the Collateral Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided, further, that the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Collateral Agent and the Secured Parties. (c) Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 7 and at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, the Grantor hereby grants to the Collateral Agent, to the extent it has the right to do so, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of the Grantor to avoid the risk of invalidation of said Trademarks, to use, operate under, license, or sublicense any Intellectual Property constituting Collateral now owned or hereafter acquired by the Grantor, and wherever the same may be located. 7.6 Investment Accounts. If any Event of Default shall have occurred and be continuing, the Collateral Agent shall (at the written direction of the Administrative Agent) send to each bank, securities intermediary or issuer party to any Control Agreement or Uncertificated Securities Control Agreement, a “Notice of Sole Control” or similar notice as defined in and under such Agreement, and shall apply all proceeds therefrom in accordance with this Agreement and the other Security Documents. SECTION 8. AMENDMENTS. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except pursuant to an agreement in writing entered into by the Grantor and the Collateral Agent and otherwise in accordance with the Credit Agreement; provided, however, that, notwithstanding any provision of any Loan Document to the contrary, any schedule hereto may be amended or supplemented from time to time solely by written notice to the Collateral Agent from the Grantor (and such amendment or supplement shall become effective upon delivery of any such notice). SECTION 9. CONTINUING SECURITY INTEREST; TRANSFER OF ADVANCES. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the Discharge of the Obligations, be binding upon the Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns. SECTION 10. STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM. The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder and other requirements of law or the UCC, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. To the extent permitted by law, the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any of the Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto, and the Collateral Agent shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or

DB1/ 116895709.5 24 times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantor or otherwise. If the Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Grantor under the Credit Agreement. SECTION 11. NOTICES. Any notice required or permitted to be given under this Agreement shall be given in accordance with the Credit Agreement. SECTION 12. RELEASES. Upon the Discharge of the Obligations, and subject to Section 20, the Collateral shall be automatically released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and the Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantor. At the request and sole expense of the Grantor following any such termination, the Collateral Agent shall deliver to the Grantor any Collateral held by the Collateral Agent hereunder, and execute and deliver to the Grantor such documents or otherwise authorize the filing of such documents as the Grantor shall reasonably request to evidence such termination. If any of the Collateral shall be sold, transferred or otherwise disposed of by the Grantor in a transaction permitted by any Loan Document or consented to in accordance with the Loan Documents, then the Collateral Agent, at the request and at the sole expense of the Grantor (with written confirmation from the Administrative Agent), shall execute and deliver to the Grantor all releases or authorize the filing of other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral; provided that the Grantor shall have delivered to the Collateral Agent and the Administrative Agent, at least five Business Days prior to the date of the proposed release, a written request for release identifying the relevant Collateral and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Grantor stating that such transaction is in compliance with the Loan Documents and the Proceeds of such Collateral will be applied in accordance with the terms of the Loan Documents, if applicable. SECTION 13. MISCELLANEOUS. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a default or an event of default under the Loan Documents if such action is taken or condition exists. This Agreement shall be

DB1/ 116895709.5 25 binding upon and inure to the benefit of the Collateral Agent and the Grantor and their respective successors and assigns. The Grantor shall not, without the prior written consent of the Collateral Agent given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by facsimile or other electronic delivery (including by certified electronic signature) shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable. The Grantor’s waiver of rights or agreements in respect of Collateral, the exercise of remedies, standards of care, notice and the other matters covered by Sections 4 through 7 are in each case qualified that such waivers or agreements are being made to the fullest extent permitted by law. SECTION 14. ACKNOWLEDGEMENTS. The Grantor hereby acknowledges that (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party; (b) neither the Collateral Agent nor any Secured Party has any fiduciary relationship with or duty to the Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantor, on the one hand, and the Collateral Agent and Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor and (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantor and the Secured Parties. SECTION 15. HEADINGS. Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement. SECTION 16. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 17. CONSENT TO JURISDICTION; CONSENT TO SERVICE OF PROCESS. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York state court or federal court of the United States of America sitting in the County and City of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York state court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York state or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

DB1/ 116895709.5 26 Each party hereto further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to such party at its address specified in Section 11. Nothing herein shall affect the right to serve process in any other manner permitted by law. SECTION 18. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18. SECTION 19. SECURITY INTEREST ABSOLUTE. All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of the Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of any Loan Document, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document, (c) any exchange, release or non-perfection of any security on any collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Grantor in respect of the Obligations or this Agreement (other than the payment in full of all of the Obligations or the benefit of any statute of limitations affecting the Grantor’s obligations hereunder or the enforcement thereof). SECTION 20. REINSTATEMENT. This Agreement and the Liens created hereunder shall automatically be reinstated if and to the extent that for any reason any payment by or on behalf of the Grantor in respect of the Obligations is rescinded or must otherwise be restored by any Secured Party, whether as a result of any Bankruptcy Event or reorganization or otherwise, and the Grantor shall indemnify the Collateral Agent, each other Secured Party and its respective employees, officers and agents on demand for all reasonable fees, costs and expenses (including reasonable fees, costs and expenses of counsel) incurred by the Collateral Agent, such other Secured Party or their respective employees, officers or agents in connection with such reinstatement, rescission or restoration. SECTION 21. COLLATERAL AGENT. Notwithstanding anything herein to the contrary, the Collateral Agent shall be afforded all of the rights, powers, immunities and indemnities of the Collateral Agent set forth in the Credit Agreement and the other Loan Documents, as if such rights, powers, immunities and indemnities were specifically set forth herein. The Grantor hereby acknowledges the appointment of the Collateral Agent pursuant to the Credit Agreement. The rights, privileges, protections and benefits given to the Collateral Agent, including its right to be indemnified, are extended to, and shall be enforceable by, the Collateral Agent in its capacity hereunder, and to each agent, custodian and other Person employed by the Collateral Agent in accordance herewith to act hereunder. SECTION 22. LIMITED LIABILITY. Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, none of the Secured Parties shall have any claims with respect to the transactions contemplated hereunder or thereunder against Holdings, any past, present or future holder (whether direct or indirect) of any Equity Interests in Holdings or any of its Subsidiaries or Affiliates (other than the Loan Parties), shareholders, officers, incorporators, directors, employees, representatives,

DB1/ 116895709.5 27 Controlling persons, executives or agents (collectively, the “Nonrecourse Persons”), such claims against the Nonrecourse Persons (including as may arise by operation of law) being expressly waived hereby; provided that the foregoing shall not (a) constitute a waiver, release or discharge (or otherwise impair the enforceability) of any of the Obligations or of any of the terms, covenants, conditions or provisions of this Agreement or any other Loan Document and the same shall continue (subject to clause (d) below, but without personal liability of the Nonrecourse Persons) until fully paid, discharged, observed or performed; (b) constitute a waiver, release or discharge of any Lien or security interest purported to be created pursuant to this Agreement or any other Loan Documents (or otherwise impair the ability of any Secured Party to realize or foreclose upon any Collateral); (c) in any way limit or restrict any right or remedy of the Collateral Agent or any other Secured Party (or any assignee or beneficiary thereof or successor thereto) with respect to, and each of the Nonrecourse Persons shall remain fully liable to the extent that it would otherwise be liable for its own actions with respect to, any fraud (which shall not include innocent or negligent misrepresentation), willful misrepresentation or misappropriation of revenues, profits or proceeds from the Projects or any Collateral, that should or would have been paid as provided in the relevant Loan Document or paid or delivered to the Collateral Agent or any other Secured Party (or any assignee or beneficiary thereof or successor thereto) towards any payment required under any Loan Document; or (d) affect or diminish in any way or constitute a waiver, release or discharge of any obligation, covenant, or agreement made by any of the Nonrecourse Persons (or any security granted by the Nonrecourse Persons in support of the obligations of any Person) under or in connection with any Loan Document (or as security for the Obligations), any Sponsor Guaranty or other agreement with any Secured Party. The limitations on recourse set forth in this Section 22 shall survive the Discharge of the Obligations and the performance of the Obligations under the Loan Documents. [Signature pages follow.]

[Signature Page – Pledge and Security Agreement] DB1/ 116895709.5 IN WITNESS WHEREOF, the Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above. EXGEN RENEWABLES IV, LLC By: Name: Title: WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent By: Name: Title: Acknowledged and Consented to by: EXGEN RENEWABLES HOLDINGS, LLC By: Name: Title: EXELON AVSR HOLDING, LLC By: Name: Title:

DB1/ 116895709.5 SCHEDULE 3.1 TO PLEDGE AND SECURITY AGREEMENT GENERAL INFORMATION (A) Full Legal Name, Type of Organization, Jurisdiction of Organization, organizational identification number (if one exists), and the location of the Grantor’s chief executive office or sole place of business or principal residence, as the case may be: Full Legal Name Type of Organization Jurisdiction of Organization Organizational Identification Number Chief Executive Office/ Sole Place of Business or Principal Residence ExGen Renewables IV, LLC Limited liability company Delaware [***] 10 South Dearborn Street, 49th Floor Chicago, IL 60603 (B) Other names (including any trade name or fictitious business name) under which the Grantor conducts business: None. (C) Changes in Name, Jurisdiction of Organization, form and the location of the Grantor’s chief executive office or sole place of business or principal residence, as the case may be, since the date of its formation: None.

DB1/ 116895709.5 DB1/ 116895709.2 SCHEDULE 3.4(a) TO PLEDGE AND SECURITY AGREEMENT PLEDGED EQUITY INTERESTS Owner Issuer Class of Stock or other Equity Interest Percentage Certificat ed (Y/N) ExGen Renewables IV, LLC ExGen Renewables Holdings, LLC Membership Interests 100% Yes ExGen Renewables IV, LLC Exelon AVSR Holding Membership Interests 100% Yes

DB1/ 116895709.5 DB1/ 116895709.2 SCHEDULE 3.4(b) TO PLEDGE AND SECURITY AGREEMENT PLEDGED NOTES None.

DB1/ 116895709.5 SCHEDULE 3.8 TO PLEDGE AND SECURITY AGREEMENT COMMERCIAL TORT CLAIMS None.

DB1/ 116895709.5 DB1/ 116895709.2 EXHIBIT A TO PLEDGE AND SECURITY AGREEMENT FORM OF PLEDGE SUPPLEMENT This PLEDGE SUPPLEMENT, dated [mm/dd/yy], is delivered by EXGEN RENEWABLES IV, LLC, a Delaware limited liability company (the “Grantor”) pursuant to the Pledge and Security Agreement, dated as of December 15, 2020 (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), between EXGEN RENEWABLES IV, LLC, as Grantor, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as the Collateral Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement (including by reference to definitions in other agreements). The Grantor hereby confirms the grant to the Collateral Agent set forth in the Security Agreement of, and does hereby grant to the Collateral Agent for the benefit of the Secured Parties, a security interest in and continuing Lien on all of the Grantor’s right, title and interest in, to and under all Collateral of the Grantor (excluding, for the avoidance of doubt, Excluded Property), in each case whether now owned or existing or hereafter acquired or arising and wherever located. The Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement. IN WITNESS WHEREOF, the Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy]. EXGEN RENEWABLES IV, LLC By: Name: Title:

DB1/ 116895709.5 DB1/ 116895709.2 SUPPLEMENT TO SCHEDULE 3.1 TO PLEDGE AND SECURITY AGREEMENT (A) Full Legal Name, Type of Organization, Jurisdiction of Organization, organizational identification number (if one exists), and the location of the Grantor’s chief executive office or sole place of business or principal residence, as the case may be: Full Legal Name Type of Organization Jurisdiction of Organization Organizational Identification Number Chief Executive Office/ Sole Place of Business or Principal Residence (B) Other names (including any trade name or fictitious business name) under which the Grantor has conducted business for the past five years: (C) Changes in name, jurisdiction of organization, chief executive office/ sole place of business/ principal residence and corporate structure since its formation:

DB1/ 116895709.5 DB1/ 116895709.2 EXHIBIT B TO PLEDGE AND SECURITY AGREEMENT FORM OF UNCERTIFICATED SECURITIES CONTROL AGREEMENT This Uncertificated Securities Control Agreement dated as of [_________], 20[__] among EXGEN RENEWABLES IV, LLC, a Delaware limited liability company (the “Pledgor”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent for the Secured Parties (the “Collateral Agent”), and [_________], a [_________] (the “Issuer”). Capitalized terms used but not defined herein shall have the meaning assigned in the Pledge and Security Agreement dated as of December 15, 2020, between the Pledgor and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”). All references herein to the “UCC” means the Uniform Commercial Code as in effect in the State of New York. Section 1. Registered Ownership of Shares. The Issuer hereby confirms and agrees that as of the date hereof the Pledgor is the registered owner of [____ shares] [___% of interests] of the Issuer’s [common] equity (the “Pledged Shares”) and the Issuer shall not change the registered owner of the Pledged Shares without the prior written consent of the Collateral Agent. Section 2. Instructions. If at any time the Issuer shall receive instructions originated by the Collateral Agent relating to the Pledged Shares, the Issuer shall comply with such instructions without further consent by the Pledgor or any other person. Section 3. Additional Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Collateral Agent: (a) It has not entered into, and until the termination of this agreement will not enter into, any agreement with any other person relating to the Pledged Shares pursuant to which it has agreed to comply with instructions issued by such other person; and (b) It has not entered into, and until the termination of this agreement will not enter into, any agreement with the Pledgor or the Collateral Agent purporting to limit or condition the obligation of the Issuer to comply with instructions as set forth in Section 2 hereof. (c) Except for the claims and interest of the Collateral Agent and of the Pledgor in the Pledged Shares, the Issuer does not know of any claim to, or interest in, the Pledged Shares. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Shares, the Issuer will promptly notify the Collateral Agent and the Pledgor thereof. (d) This Uncertificated Securities Control Agreement is the valid and legally binding obligation of the Issuer. Section 4. Choice of Law. This Agreement shall be governed by the law of the State of New York. Section 5. Conflict with Other Agreements. In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

DB1/ 116895709.5 DB1/ 116895709.2 Section 6. Voting Rights. Until such time as the Collateral Agent shall otherwise instruct the Issuer in writing upon the occurrence (and during the continuation of an Event of Default), the Pledgor shall have the right to vote the Pledged Shares. Section 7. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Collateral Agent may assign its rights hereunder only with the express written consent of the Issuer and by sending written notice of such assignment to the Pledgor. Section 8. Indemnification of Issuer. The Pledgor and the Collateral Agent hereby agree that (a) the Issuer is released from any and all liabilities to the Pledgor and the Collateral Agent arising from the terms of this Agreement and the compliance of the Issuer with the terms hereof, except to the extent that such liabilities arise from the Issuer’s negligence and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Issuer from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Issuer with the terms hereof, except to the extent that such claim, action or suit arises from the Issuer’s negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement. Section 9. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by facsimile or other electronic means and electronic confirmation of error free receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below. Pledgor: ExGen Renewables IV, LLC cc/o Exelon Generation Company, LLC 1310 Point Street, 12th Floor Baltimore, MD 21231 Attention: Project Finance Email: [***] with a copy to c/o Exelon Business Services Company, LLC 701 Ninth Street NW, 9th Floor Washington, DC 20068 Attention: [***] Email: [***] Collateral Wilmington Trust, National Association Agent: 1100 North Market Street Wilmington Delaware 19890 Attention: Institutional Client Services/Project Finance Facsimile: [***] Telephone: [***] Issuer: [Name of Issuer] [Address]

DB1/ 116895709.5 DB1/ 116895709.2 Attention: [________________] Facsimile: [________________] Any party may change its address for notices in the manner set forth above. Section 10. Termination. The obligations of the Issuer to the Collateral Agent pursuant to this Agreement shall continue in effect until the security interests of the Collateral Agent in the Pledged Shares have been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Issuer of such termination in writing. The Collateral Agent agrees to provide a Notice of Termination in substantially the form of Exhibit A hereto to the Issuer upon the request of the Pledgor on or after the termination of the Collateral Agent’s security interest in the Pledged Shares pursuant to the terms of the Security Agreement. The termination of this Uncertificated Securities Control Agreement shall not terminate the Pledged Shares or alter the obligations of the Issuer to the Pledgor pursuant to any other agreement with respect to the Pledged Shares. Section 11. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts. EXGEN RENEWABLES IV, LLC as Pledgor By: Name: Title: WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent By: Name: Title: [NAME OF ISSUER], as Issuer By: Name: Title:

DB1/ 116895709.5 EXHIBIT A TO EXHIBIT B TO PLEDGE AND SECURITY AGREEMENT [Letterhead of Collateral Agent] [Date] [Name and Address of Issuer] Attention: [ ] Re: Termination of Control Agreement You are hereby notified that the Uncertificated Securities Control Agreement between you, (the “Pledgor”) and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Pledged Shares (as defined in the Uncertificated Securities Control Agreement) from the Pledgor. This notice terminates any obligations you may have to the undersigned with respect to the Pledged Shares, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Pledgor pursuant to any other agreement. You are instructed to deliver a copy of this notice by facsimile or other electronic transmission to the Pledgor. Very truly yours, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent By: Name: Title:

EXHIBIT E-1 to CREDIT AGREEMENT E-1-1 DB1/ 117707014.2 EXHIBIT C TO PLEDGE AND SECURITY AGREEMENT FORM OF ISSUER CONSENT TO PLEDGED EQUITY INTEREST [ ] Wilmington Trust, National Association, in its capacity as Collateral Agent under the below referenced Security Agreement RE: Pledge and Security Agreement, dated as of December 15, 2020 (the “Security Agreement”), between ExGen Renewables IV, LLC, as Grantor (the “Grantor”), and Wilmington Trust, National Association, as Collateral Agent (the “Collateral Agent”) Ladies and Gentlemen: [NAME OF ISSUER] consents to the grant by the Grantor of a security interest in all of the [describe Pledged Equity Interests] to the Collateral Agent pursuant to the Security Agreement. [NAME OF ISSUER] By: Name: Title:

Execution Version DB1/ 116895829.4 FORM OF PLEDGE AGREEMENT [SEPARATELY ATTACHED]

DB1/ 116895829.4 SIDLEY COMMENTS 1/16/14 GUARANTEE AND PLEDGE AGREEMENT dated as of December 15, 2020 by and among EXGEN RENEWABLES IV HOLDING, LLC and EXGEN RENEWABLES HOLDINGS, LLC as the Pledgors and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

DB1/ 116895829.4 i TABLE OF CONTENTS PAGE SECTION 1. .................................................................................... DEFINITIONS. 2 1.1 General Definitions 2 1.2 Interpretation; UCC Definitions 3 SECTION 2. ...................................................................................... GUARANTEE 3 2.1 Guarantee 3 2.2 Limitation on Liability 4 2.3 No Subrogation 4 2.4 Right of Contribution 5 SECTION 3. .............................................................................................. PLEDGE. 5 3.1 Pledge 5 3.2 Security for Obligations 5 3.3 Continuing Liability under Collateral 6 3.4 Delivery of Certificates and Instruments 6 3.5 Voting; Distributions; Turnover 6 3.6 Authorization 7 SECTION 4. .................................... REPRESENTATIONS AND WARRANTIES. 8 4.1 Generally 8 SECTION 5. ..................................................................................... COVENANTS. 8 5.1 Further Assurances. 8 5.2 Certificates and Instruments 9 5.3 Records; Statements and Schedules 10 5.4 Notices 10 5.5 Filing Fees 10 5.6 Bankruptcy; Dissolution 10 5.7 Compliance with Organizational Documents of the Borrower 10 SECTION 6. ...... COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. 10 6.1 Power of Attorney 10 6.2 No Duty on Part of Collateral Agent or Other Secured Parties 11 SECTION 7. ......................................................................................... REMEDIES. 12 7.1 Generally 12

DB1/ 116895829.4 ii 7.2 Application of Proceeds 13 7.3 Sales on Credit 14 7.4 Pledged Equity Interests 14 7.5 Enforcement Expenses 14 SECTION 8. .................................................................................. AMENDMENTS 14 SECTION 9.CONTINUING SECURITY INTEREST; TRANSFER OF ADVANCES. 14 SECTION 10.STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM. 15 SECTION 11. .......................................................................................... NOTICES. 15 SECTION 12. ........................................................................................... RELEASE 15 SECTION 13. .......................................................................... MISCELLANEOUS. 16 SECTION 14. ............................................................... ACKNOWLEDGEMENTS. 16 SECTION 15. ....................................................................................... HEADINGS. 17 SECTION 16. ......................................................................... APPLICABLE LAW. 17 SECTION 17.CONSENT TO JURISDICTION; CONSENT TO SERVICE OF PROCESS 17 SECTION 18. .............................................................. WAIVER OF JURY TRIAL. 17 SECTION 19. .......................................................................... REINSTATEMENT. 17 SECTION 20. ................................................................... COLLATERAL AGENT. 18 SECTION 21. .............................................. SECURITY INTEREST ABSOLUTE. 18 SECTION 22. ...................................................................... LIMITED LIABILITY. 18 SCHEDULES SCHEDULE 1 — PLEDGED EQUITY INTERESTS SCHEDULE 4.1 — GENERAL INFORMATION

DB1/ 116895829.4 This GUARANTEE AND PLEDGE AGREEMENT, dated as of December 15, 2020 (this “Agreement”), is entered into by and among EXGEN RENEWABLES IV HOLDING, LLC, a limited liability company organized under the laws of Delaware (“Holding”), EXGEN RENEWABLES HOLDINGS, LLC, a limited liability company organized under the laws of Delaware (“ExGen Renewables Holdings”, together with Holding, the “Pledgors”, and each a “Pledgor”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent for the Secured Parties (in such capacity and together with its permitted successors, assigns and designees, the “Collateral Agent”). Capitalized terms used in this Agreement (including in this preamble and the recitals below) have the meanings assigned to such terms in Section 1.1. RECITALS: WHEREAS, Holding owns the Equity Interests in ExGen Renewables IV, LLC, a limited liability company organized under the laws of the State of Delaware (the “Borrower”) described on Schedule 1; WHEREAS, the Borrower owns all of the Equity Interests in (i) ExGen Renewables Holdings, and (ii) Exelon AVSR Holding, LLC, a limited liability company organized under the laws of Delaware (“Exelon AVSR Holding” and, together with ExGen Renewables Holdings, the “Project Holdcos”); WHEREAS, ExGen Renewables Holdings owns all of the JV Class A Membership Interests (the “Class A Membership Interests”) in ExGen Renewables Partners, LLC, a limited liability company organized under the laws of the State of Delaware (“ExGen Renewables JV”, and together with the Borrower, the “Subsidiaries”) described on Schedule 1; WHEREAS, ExGen Renewables JV and Exelon AVSR Holding own, directly or indirectly, all (or a specified class of) the Equity Interests of each of the other Project Entities, which collectively own or lease the Projects; WHEREAS, the Borrower intends to enter into the Credit Agreement, dated as of the date hereof (as amended, amended and restated, supplemented, replaced or otherwise modified and in effect from time to time, the “Credit Agreement”), among the Borrower, Holding, the Lenders party thereto from time to time, Jefferies Finance LLC, as administrative agent (in such capacity, together with any successor administrative agent appointed pursuant to the provisions of Article VIII of the Credit Agreement, the “Administrative Agent”), the Collateral Agent and Wilmington Trust, National Association, as Depositary Bank, pursuant to which the Borrower has requested that the Lenders extend credit in the form of Loans on the Closing Date, in an aggregate U.S. Dollar amount for all such Loans of U.S. $750,000,000; and WHEREAS, each of the Pledgors has agreed to secure all of the Pledgor Obligations by granting to the Collateral Agent, for the benefit of the Secured Parties, a Lien on all of the Collateral. AGREEMENT: NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged and in reliance upon the representations, warranties and covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

DB1/ 116895829.4 2 SECTION 1. DEFINITIONS. 1.1 General Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein (including in the preamble and the recitals hereto) shall have the meanings given to them in the Credit Agreement. In addition to the terms defined in the Credit Agreement, the following terms shall have the following meanings: “Administrative Agent” has the meaning set forth in the recitals to this Agreement. “Agreement” has the meaning set forth in the preamble to this Agreement. “Bankruptcy Event” means any event described in Sections 7.01(h) and 7.01(i) of the Credit Agreement. “Bankruptcy Law” means the Bankruptcy Code and any other state or federal insolvency, reorganization, moratorium or similar law for the relief of debtors. “Borrower” has the meaning set forth in the recitals to this Agreement. “Borrower Obligations” has the meaning assigned in Section 2.1. “Collateral” has the meaning assigned in Section 3.1. “Collateral Agent” has the meaning set forth in the preamble to this Agreement. “Credit Agreement” has the meaning set forth in the recitals to this Agreement. “Exelon AVSR Holding” has the meaning assigned to such term in the recitals hereto. “ExGen Renewables Holdings” has the meaning assigned to such term in the recitals hereto. “Issuer” means ExGen Renewables IV, LLC or ExGen Renewables Partners, LLC, as applicable. “Legal Requirements” means, as to any Person, any law, statute, rule, regulation, ordinance, order, code, treaty, judgment, decree, or any published directive or requirement which has the force of law, or other legally binding form of governmental restriction or decision of any Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its properties is subject. “LLC Interests” has the meaning given to such term in Section 3.1(a). “Operating Agreement” means the Amended and Restated Limited Liability Company Agreement of the Borrower, dated as of November 10, 2017. “Pledged Equity Interests” means all classes of Equity Interests owned by any Pledgor, including, without limitation, the LLC Interests and the certificates, if any, representing such Pledged Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Equity Interests.

DB1/ 116895829.4 3 "Pledgor Obligations" means all Obligations of the Pledgors including arising under Section 2. “Proceeds” means (i) all “proceeds” as defined in Article 9 of the UCC, (ii) payments or distributions made with respect to the Pledged Equity Interests and (iii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary. “Project Holdcos” has the meaning assigned to such term in the recitals hereto. “Record” has the meaning set forth in Article 9 of the UCC. 1.2 Interpretation; UCC Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the rules of interpretation set forth in Section 1.02 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein. All capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein or in the Credit Agreement have the meanings ascribed thereto in the UCC. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC. The terms “lease” and “license” shall include “sub-lease” and “sub license”, as applicable. SECTION 2. GUARANTEE 2.1 Guarantee. (a) Subject to the provisions of this Section 2, each Pledgor hereby fully, unconditionally and irrevocably guarantees to the Collateral Agent for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns the full and punctual payment when due, whether at maturity, by acceleration or otherwise, of the Obligations of the Borrower (the “Borrower Obligations”). Each Pledgor further agrees that the Borrower Obligations may be extended or renewed, in whole or in part, without notice or further assent from it, and that it will remain bound under this Section 2 notwithstanding any extension or renewal of any Borrower Obligation. (b) Each Pledgor waives notice of protest for nonpayment, notice of presentment for payment, demand, protest, and notice thereof as to any of the Borrower Obligations. Each Pledgor waives notice of any default under the Borrower Obligations. (c) Each Pledgor further agrees that its guarantee herein constitutes a guarantee of payment when due (and not a guarantee of collection) and waives any right to require that any resort be had by the Collateral Agent, the Administrative Agent or any other Secured Party to any security held for payment of the Borrower Obligations. (d) Except as set forth in Sections 9.08 and 9.18 of the Credit Agreement, the obligations of each Pledgor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than payment of the Borrower Obligations in full or the benefit of any statute of limitations affecting such Pledgor's liability hereunder or the enforcement thereof), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Borrower Obligations or otherwise. Without limiting the generality of the

DB1/ 116895829.4 4 foregoing, none of the Pledgor Obligations shall be discharged or impaired or otherwise affected by (i) the failure of the Collateral Agent, the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy against the Borrower or any other person under this Agreement or any other agreement or otherwise; (ii) any extension or renewal of any thereof; (iii) any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement, any other Loan Document or any other agreement; (iv) the release or non-perfection of any security held by any Lender or the Collateral Agent for the Borrower Obligations or any of them; (v) the failure of the Collateral Agent, the Administrative Agent or any other Secured Party to exercise any right or remedy against any other Loan Party; (vi) any change in the ownership of any Loan Party; (vii) any default, failure or delay, willful or otherwise, in the performance of the Borrower Obligations, or (viii) any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of any Pledgor or would otherwise operate as a discharge of any Pledgor as a matter of law or equity. (e) Each Pledgor agrees that its guarantee herein shall remain in full force and effect until the Discharge of the Obligations. Each Pledgor further agrees that its guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of, premium, if any, or interest on any of the Borrower Obligations is rescinded or must otherwise be restored by the Collateral Agent, the Administrative Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrower or otherwise. (f) Each Pledgor hereby guarantees that payments hereunder will be paid to the Collateral Agent in cash upon demand by the Collateral Agent without set-off or counterclaim. (g) Each Pledgor further agrees that, as between it, on the one hand, and the Collateral Agent and the Secured Parties, on the other hand, (x) the maturity of the Borrower Obligations guaranteed hereby may be accelerated as provided in the Credit Agreement for the purposes of its Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Borrower Obligations guaranteed hereby arising in connection with any Bankruptcy Event with respect to any Loan Party or otherwise and (y) in the event of any such declaration of acceleration of such Borrower Obligations, such Borrower Obligations (whether or not due and payable) shall forthwith become due and payable by the Pledgors for the purposes of this Guarantee. 2.2 Limitation on Liability. Any term or provision of this Agreement or the other Loan Documents to the contrary notwithstanding, the obligations of each Pledgor hereunder will be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Pledgor, result in the obligations of such Pledgor under its guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law and not otherwise being void or voidable under any similar laws affecting the rights of creditors generally. 2.3 No Subrogation. Notwithstanding any payment or payments made by the Pledgors hereunder, no Pledgor shall be entitled to be subrogated to any of the rights of any Secured Party against the Borrower or any collateral security or guarantee or right of offset held by any Secured Party for the payment of the Borrower Obligations, nor shall any Pledgor seek or be entitled to seek any contribution or reimbursement from the Borrower in respect of payments made by such Pledgor hereunder, until all amounts owing to the Secured Parties by the Borrower on account of the Borrower Obligations are paid in full. If any amount shall be paid to any Pledgor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full, such amount shall be held by such Pledgor in trust for the Collateral Agent, the Administrative Agent and the Lenders, segregated from other funds of such Pledgor, and shall, forthwith upon receipt by such Pledgor, be turned over to the Collateral Agent in the exact form received by such Pledgor, to be applied against the Borrower Obligations.

DB1/ 116895829.4 5 2.4 Right of Contribution. Each Pledgor hereby agrees that to the extent that any Pledgor shall have paid more than its proportionate share of any payment made on the Borrower Obligations, such Pledgor shall be entitled to seek and receive contribution from and against the other Pledgor who has not paid its proportionate share of such payment. The provisions of this Section 2.4 shall in no respect limit the obligations and liabilities of each Pledgor with respect to the Borrower Obligations and each Pledgor shall remain liable to the Secured Parties for the full amount guaranteed by such Pledgor hereunder. SECTION 3. PLEDGE. 3.1 Pledge. Each Pledgor hereby assigns and transfers to the Collateral Agent and hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing Lien on all of such Pledgor’s right, title and interest in all property of such Pledgor identified below, in each case whether now owned or existing or hereafter acquired or in which such Pledgor now has or at any time in the future may acquire or arising and wherever located (all of which being hereinafter collectively referred to as the “Collateral”), as collateral security for prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Pledgor Obligations: (a) all of such Pledgor’s limited liability company interests in the Issuers and all after acquired limited liability company interests in the Issuers (collectively, the “LLC Interests”), including but not limited to those LLC Interests described on Schedule 1 (as such schedule may be amended or supplemented from time to time), and all of such Pledgor’s rights to acquire limited liability company interests in any Issuer in addition to or in exchange or substitution for the LLC Interests and all other Equity Interests in any Issuer owned by such Pledgor; (b) all of such Pledgor’s rights, privileges, authority and powers as a member of an Issuer under the Operating Agreement and the other Organizational Documents of the Issuers; (c) all certificates or other documents representing any and all of the foregoing in clauses (a) and (b); (d) all dividends, distributions, cash, securities, instruments and other property or proceeds of any kind to which such Pledgor may be entitled in its capacity as member of an Issuer by way of distribution, return of capital or otherwise, including from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the LLC Interests; (e) without affecting any obligations of such Pledgor or any Issuer under any of the other Loan Documents, in the event of any consolidation or merger in which any Issuer is not the surviving Person, all of such Pledgor’s ownership interests of any class or character in the successor Person formed by or resulting from such consolidation or merger; (f) any other claim which such Pledgor now has or may in the future acquire in its capacity as member of an Issuer against such Issuer and its property; and (g) all Proceeds, products and accessions of and to any of the property described in the preceding clauses (a) through (f) above. 3.2 Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts

DB1/ 116895829.4 6 that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof)), of all Pledgor Obligations. 3.3 Continuing Liability under Collateral. Notwithstanding anything herein to the contrary, (i) each Pledgor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any Secured Party, (ii) each Pledgor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Equity Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Agent nor any other Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Equity Interests, and (iii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Pledgor from any of its duties or obligations under the contracts and agreements included in the Collateral. 3.4 Delivery of Certificates and Instruments. All certificates and instruments representing or evidencing any of the Pledged Equity Interests shall be delivered to and be held by or on behalf of the Collateral Agent in accordance with Section 5.2 and shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent. 3.5 Voting; Distributions; Turnover. (a) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given written notice to the Pledgors of the Collateral Agent’s intent to exercise its rights under this Section 3.5(a) (it being acknowledged and agreed that the Collateral Agent shall not be required to deliver any such notice to a Pledgor that is the subject of a Bankruptcy Event): (i) each Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights with respect to the Collateral; provided, however, that no vote with respect to the Collateral shall be cast, right exercised or other action taken which would be inconsistent with, or result in any violation of, any provision of any of this Agreement or any other Loan Document. Upon the occurrence and during the continuation of an Event of Default, and after written notice thereof delivered by the Collateral Agent to the Pledgors in accordance with the terms of this Agreement (it being acknowledged and agreed that the Collateral Agent shall not be required to deliver any such notice to a Pledgor that is the subject of a Bankruptcy Event), all voting and other rights of each Pledgor with respect to the Collateral which such Pledgor would otherwise be entitled to exercise pursuant to the terms of this Agreement or otherwise shall cease; (ii) the Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Pledgor all proxies, and other instruments as such Pledgor, at its sole cost and expense, may from time to time reasonably request for the purpose of enabling such Pledgor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (i) above; and (iii) each Pledgor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Pledged Equity Interests for any purpose not

DB1/ 116895829.4 7 inconsistent with the terms of this Agreement or the other Loan Documents. To the extent that such distributions are made in accordance with the terms of the Loan Documents, the further distribution or payment of such monies to any other Person shall not give rise to any claims or causes of action on the part of any Secured Party against a Pledgor seeking the return or disgorgement of any such distributions or other payments unless the distributions or payments involve or result from fraud or willful misconduct of such Pledgor. (b) Upon the occurrence and during the continuation of an Event of Default, and upon delivery of written notice of the occurrence and continuation of such Event of Default, to the Pledgors, and after notice thereof from the Collateral Agent to the Borrower (it being acknowledged and agreed that the Collateral Agent shall not be required to deliver any such notice if the Borrower is the subject of a Bankruptcy Event): (i) the Collateral Agent shall have the right, without notice to any Pledgor, to (A) transfer all or any portion of the Pledged Equity Interests to its name or the name of its nominee or agent and (B) subject to the terms of the Pledged Equity Interests, exchange any certificates or instruments representing such Pledged Equity Interests for certificates or instruments of smaller or larger denominations. In the event of a transfer pursuant to clause (A) of the immediately preceding sentence, the Collateral Agent shall within a reasonable period of time thereafter give each Pledgor notice of such transfer; provided, however, that (x) failure to give such notice shall have no effect on the rights of the Collateral Agent hereunder and (y) the Collateral Agent shall not be required to deliver any such notice to a Pledgor that is the subject of a Bankruptcy Event or the delivery of such notice is otherwise prohibited by applicable law; (ii) all respective rights of the Pledgors to receive the dividends, interest and other distributions that they would otherwise be authorized to receive and retain pursuant to Section 3.5(a)(iii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to receive and hold as Pledged Equity Interests such dividends, interest and other distributions; (iii) in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, in each case, in respect of the Pledged Equity Interests constituting Collateral: (A) each Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent, at such Pledgor’s sole cost and expense, all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (B) each Pledgor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 6.1; and (iv) each Pledgor hereby authorizes and instructs the Borrower to comply with any instruction received by it from the Collateral Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor. (c) All distributions and other amounts which are received by a Pledgor contrary to the provisions of this Agreement shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsement). 3.6 Authorization. At any time after the occurrence and during the continuation of an Event of Default, each Pledgor hereby authorizes and directs the Borrower to (i) comply with any instructions received by it from the Collateral Agent in writing that (x) states that an Event of Default has occurred

DB1/ 116895829.4 8 and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and (ii) unless otherwise expressly permitted hereby, pay any dividend or other payments in respect of the Collateral directly to the Collateral Agent. The Borrower hereby agrees that the provisions of this Section 3.6 shall apply to it with respect to all actions that may be required of it pursuant to such Section. SECTION 4. REPRESENTATIONS AND WARRANTIES. 4.1 Generally. Each Pledgor hereby represents and warrants, on the Closing Date, that: (a) it has indicated on Schedule 4.1(A): (i) its full legal name, (ii) its type of organization, (iii) its jurisdiction of organization and (iv) the location of its chief executive office or sole place of business or principal residence, as the case may be; (b) it has no trade names other than as listed on Schedule 4.1(B); and (c) except as provided on Schedule 4.1(C), it has not changed its name, jurisdiction or form of organization or the location of its chief executive office or sole place of business or principal residence, as the case may be, in any way since the date of its formation. (d) Schedule 1 sets forth under the heading “Pledged Equity Interests” all of the Pledged Equity Interests owned by such Pledgor, and such Pledged Equity Interests constitute the percentage of issued and outstanding Equity Interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule 1; and (e) each of the Pledged Equity Interests pledged by the Pledgors hereunder on Schedule 1 constitutes a “security” under Section 8-103 of the UCC or the corresponding code or statute of any other applicable jurisdiction and each such “security” is a Certificated Security. SECTION 5. COVENANTS. Each Pledgor hereby respectively covenants and agrees (each on its own behalf) from and after the Closing Date until the termination of this Agreement in accordance with the provisions of Section 12: 5.1 Further Assurances. (a) Each Pledgor agrees that from time to time, at its sole cost and expense, upon its receipt of a written request therefor from the Collateral Agent, it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary in order to (x) create and/or maintain the validity and perfection of and otherwise protect any security interest in Collateral granted hereby or (y) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Pledgor shall maintain the Liens created by this Agreement as a perfected security interest prior and superior in right to any other Person except Liens permitted under the Loan Documents, and, upon the reasonable written request of the Collateral Agent, execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices as are necessary, or as the Collateral Agent may reasonably request, to grant, preserve, protect, reflect and perfect the security interests granted or purported to be granted hereby. For the avoidance of doubt, nothing herein shall require the Collateral Agent to file financing statements or continuation statements, or be responsible for maintaining the security interests purported to be created as described herein (except for the safe custody of any Collateral in its possession

DB1/ 116895829.4 9 and the accounting for moneys actually received by it hereunder or under any other Loan Document) and such responsibility shall be solely that of the Borrower. (b) Each Pledgor hereby authorizes the Collateral Agent to file a Record or Records, including, without limitation, financing or continuation statements, intellectual property security agreements and amendments thereto, in any jurisdictions and with any filing offices as the Collateral Agent may reasonably determine, are necessary or advisable to perfect the security interest granted to the Collateral Agent herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may reasonably determine, are necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as “all assets” or “all personal property, whether now owned or hereafter acquired.” The Collateral Agent shall have no responsibility for or liability with respect to monitoring the compliance of any other party to the Loan Documents, this Agreement or any other document related hereto or thereto. The Collateral Agent has no duty to monitor the value or rating of any of the Collateral on an ongoing basis. 5.2 Certificates and Instruments. Each Pledgor hereby covenants and agrees that, if such Pledgor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Pledged Equity Interests, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Equity Interests, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Collateral Agent, hold the same in trust for the Collateral Agent and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by such Pledgor to the Collateral Agent, if required, together with an undated transfer power covering such certificate duly executed in blank by such Pledgor, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Pledgor Obligations. Unless otherwise consented to by the Collateral Agent, Pledged Equity Interests required to be pledged hereunder shall be represented by a certificate and, in the Organizational Documents of the applicable Subsidiary, the applicable Pledgor shall cause the issuer of such interests to elect to treat such interests as a “security” within the meaning of Article 8 of the Uniform Commercial Code of its jurisdiction of organization (and all certificates representing such Pledged Equity Interests (and any additional Pledged Equity Interests acquired or issued after the Closing Date) shall have been delivered to the Collateral Agent, together with duly executed instruments of transfer or assignment in blank).

DB1/ 116895829.4 10 5.3 Records; Statements and Schedules. Each Pledgor shall keep and maintain, at its own cost and expense, records of the Collateral owned by it, including records of all payments received with respect thereto, and it shall make the same available to the Collateral Agent for inspection at such Pledgor’s chief executive office, at its own cost and expense upon reasonable notice (except after the occurrence and during the continuance of an Event of Default), at any time during normal business hours. Each Pledgor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail; provided that, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent may not request updated schedules pursuant to this Section 5.3 more frequently than twice per calendar year. 5.4 Notices. Each Pledgor shall promptly upon a Responsible Officer of such Pledgor obtaining actual knowledge of the occurrence of any Event of Default relating solely to such Pledgor, furnish to the Collateral Agent a notice of such event describing the same in reasonable detail. 5.5 Filing Fees. Each Pledgor shall pay any applicable filing fees and related expenses in connection with any filing made by the Collateral Agent in accordance with Section 5.1(b). 5.6 Bankruptcy; Dissolution. Holding shall not authorize or permit the Borrower to: (a) except upon compliance with the requirements of the Organizational Documents of the Borrower as in effect on the date hereof, (i) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Borrower or its debts under Bankruptcy Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of such Subsidiary or any substantial part of the Borrower’s property, (ii) consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against the Borrower or (iii) make a general assignment for the benefit of the Borrower’s creditors; (b) commence or join with any other Person (other than the Collateral Agent and the other Secured Parties) in commencing any proceeding against the Borrower under the U.S. Bankruptcy Code or statute now or hereafter in effect in any jurisdiction; or (c) except as permitted by the Loan Documents, liquidate, wind-up or dissolve, or sell or lease or otherwise transfer or dispose of all or any substantial part of its property, assets or business or combine, merge or consolidate with or into any other entity, or change its legal form, or implement any material acquisition or purchase of assets from any Person. 5.7 Compliance with Organizational Documents of the Borrower. Holding shall comply in all material respects with its obligations under the Operating Agreement and Organizational Documents of the Borrower. SECTION 6. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. 6.1 Power of Attorney. Each Pledgor hereby irrevocably constitutes and appoints the Collateral Agent, acting for and on behalf of itself and the other Secured Parties and each successor or assign of the Collateral Agent as its true and lawful attorney-in-fact, with full power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in its own name, at such Pledgor’s sole cost and expense, subject to the terms of this Agreement and applicable Legal Requirements, to enforce all rights, interests and remedies of such Pledgor with respect to the Collateral upon the occurrence and during the continuation of an Event of Default, for the purpose of carrying out the provisions of this Agreement, including the right to:

DB1/ 116895829.4 11 (i) ask, demand, collect, sue for, recover, receive and give receipt and discharge for amounts due and to become due under and in respect of all or any part of the Collateral, (ii) in the name of such Pledgor or its own name or otherwise, take possession of, receive and indorse and collect any check, draft, note, acceptance or other Instrument (as defined in Article 9 of the UCC) for the payment of moneys due under any general intangible, in each case, constituting Collateral, (iii) file any claims or take any other action that the Collateral Agent may deem necessary or advisable for the collection of all or any part of the Collateral, (iv) pay or discharge Taxes and Liens levied or placed on or threatened against the Collateral (other than Liens permitted by the Loan Documents), effect any repair or pay or discharge any insurance called for by the terms of this Agreement or the other Loan Documents (including all or any part of the premiums therefor and the costs thereof), (v) execute, in connection with any sale or disposition of the Collateral under this Agreement, any endorsements, assignments, bills of sale or other instruments of conveyance or transfer with respect to all or any part of the Collateral, (vi) direct any party liable for any payment under any Collateral to make payment of any moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct, (vii) commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect any Collateral and to enforce any other right with respect to any Collateral, (viii) defend any suit, action or proceeding brought against such Pledgor with respect to any Collateral, (ix) settle, compromise or adjust any such suit, action or proceeding with respect to the Collateral and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate, and (x) upon foreclosure, generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and such Pledgor’s expense, at any time, or from time to time, all acts and things that the Collateral Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s and the other Secured Parties’ Liens thereon and to effect the intent of this Agreement, all as fully and effectively as such Pledgor might do. This appointment as attorney-in-fact is irrevocable and coupled with an interest. 6.2 No Duty on Part of Collateral Agent or Other Secured Parties. The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers. The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Pledgors for any act or failure to act hereunder,

DB1/ 116895829.4 12 except in the case of their own gross negligence or willful misconduct, except in the case of their own gross negligence or willful misconduct. SECTION 7. REMEDIES. 7.1 Generally. (a) If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously: (i) require the Pledgors to, and the Pledgors hereby agree that each Pledgor shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process; and (iii) without notice except as specified below or under the UCC, sell, assign or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent in its reasonable discretion may deem commercially reasonable. (b) The Collateral Agent or any other Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent to the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Pledgor Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least 10 days’ notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of such assets. So long as such sale is conducted in a commercially reasonable manner, each Pledgor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at

DB1/ 116895829.4 13 such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Obligations, each Pledgor shall be liable for the deficiency and the reasonable fees of any attorneys employed by the Collateral Agent to collect such deficiency. Each Pledgor further agrees that a breach of any of the covenants contained in this Section 7.1 will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 7.1 shall be specifically enforceable against any Pledgor, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Obligations becoming due and payable prior to their stated maturities. Nothing in this Section 7.1 shall in any way alter the rights of the Collateral Agent hereunder. (c) The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. (d) The Collateral Agent shall have no obligation to marshal any of the Collateral. 7.2 Application of Proceeds. (a) Any Proceeds constituting Collateral to be applied by the Collateral Agent pursuant to the Loan Documents upon the occurrence and during the continuation of an Event of Default and in connection with the enforcement, collection or realization in respect of any Collateral by the Collateral Agent, shall be applied in the following order: (i) First, to pay incurred and unpaid fees and expenses of the Agents under the Loan Documents; (ii) Second, to the Collateral Agent, for application by it towards payment, without duplication, of (x) all interest, breakage costs and fees then due and payable under the Loan Documents and (y) any ordinary course settlement payments and any interest due and payable to any Specified Swap Counterparty under any Secured Swap Agreements, pro rata among the Secured Parties according to the amounts of such Obligations then due and owing and remaining unpaid to the Secured Parties; (iii) Third, to the Collateral Agent, for application by it towards payment, without duplication, of (x) all principal and premium (if any) then due and payable under the Loan Documents and (y) any termination payments payable to any Specified Swap Counterparty under any Secured Swap Agreements, pro rata among the Secured Parties according to the amounts of such Obligations then due and owing and remaining unpaid to the Secured Parties; (iv) Fourth, to the Collateral Agent, on a pro rata basis, for application by it towards payment of all other Obligations due and owing and remaining unpaid to the Secured Parties under the Loan Documents and the Secured Swap Agreements; and (v) Fifth, any balance remaining after the Discharge of the Obligations shall be paid over to the applicable Pledgor or to whomsoever may be lawfully entitled to receive the same. Notwithstanding the foregoing, no amounts received from any Pledgor shall be applied to any Excluded Swap Obligations of such Pledgor.

DB1/ 116895829.4 14 (b) No sale or other disposition of all or any part of the Collateral pursuant to Section 7.1 shall be deemed to relieve any Pledgor of its obligations under any Loan Document except to the extent the proceeds thereof are applied to the payment of such obligations. 7.3 Sales on Credit. If the Collateral Agent sells any of the Collateral upon credit, the applicable Pledgor will be credited only with payments actually made by the purchaser and received by the Collateral Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Collateral Agent may resell the Collateral and such Pledgor shall be credited with proceeds of the sale. 7.4 Pledged Equity Interests. Each Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Equity Interests, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire the Pledged Equity Interests for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Equity Interests for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so. If the Collateral Agent exercises its right to sell any or all of the Pledged Equity Interests, upon written request, the applicable Pledgor shall and shall cause the issuer of such Pledged Equity Interests from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Pledged Equity Interests which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the SEC thereunder, as the same are from time to time in effect. 7.5 Enforcement Expenses. (a) Each Pledgor agrees to pay or reimburse each Secured Party for all its reasonable and documented costs and expenses incurred in collecting against such Pledgor under the Guarantee contained in Section 2 or otherwise enforcing or protecting any rights under this Agreement, including, without limitation, the reasonable and documented fees and disbursements of counsel to the Collateral Agent and of any other necessary counsel. (b) The agreement in this Section 7.5 shall survive the Discharge of the Obligations. SECTION 8. AMENDMENTS. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except pursuant to an agreement in writing entered into by each Pledgor and the Collateral Agent and otherwise in accordance with the Credit Agreement; provided, however, that, notwithstanding any provision of the Loan Documents to the contrary, any Schedule hereto may be amended or supplemented from time to time solely by written notice to the Collateral Agent from any Pledgor (and such amendment or supplement shall become effective upon delivery of any such notice). SECTION 9. CONTINUING SECURITY INTEREST; TRANSFER OF ADVANCES. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the Discharge of the Obligations, be binding upon each Pledgor, its successors

DB1/ 116895829.4 15 and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and the Secured Parties and their successors, transferees and assigns. SECTION 10. STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM. The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder and other requirements of law or the UCC, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. To the extent permitted by law, the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any of the Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto, and the Collateral Agent shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of a Pledgor or otherwise. If any Pledgor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Pledgor or the Borrower under the Credit Agreement. SECTION 11. NOTICES. Any notice required or permitted to be given under this Agreement shall be given in accordance with the Credit Agreement. SECTION 12. RELEASE. Upon the Discharge of the Obligations, and subject to Section 19, the Collateral shall be automatically released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and the Pledgors hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Pledgors. At the request and sole expense of any Pledgor following any such termination, the Collateral Agent shall deliver to such Pledgor any Collateral held by the Collateral Agent hereunder, and execute and deliver to such Pledgor such documents or otherwise authorize the filing of such documents as such Pledgor shall reasonably request to evidence such termination. If any of the Collateral shall be sold, transferred or otherwise disposed of by a Pledgor in a transaction permitted by any Loan Document or consented to in accordance with the Loan Documents, then the Collateral Agent, at the request and at the sole expense of such Pledgor (with written confirmation from the Administrative Agent), shall execute and deliver to such Pledgor all releases or authorize the filing of other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral; provided that such Pledgor shall have delivered to the Collateral Agent

DB1/ 116895829.4 16 and the Administrative Agent, at least five Business Days prior to the date of the proposed release, a written request for release identifying the Collateral and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by such Pledgor stating that such transaction is in compliance with the Loan Documents and the Proceeds of such Collateral will be applied in accordance with the terms of the Loan Documents, if applicable. SECTION 13. MISCELLANEOUS. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a default or an event of default under the Loan Documents if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and the Pledgors and their respective successors and assigns. No Pledgor shall, without the prior written consent of the Collateral Agent given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by facsimile or other electronic delivery (including by certified electronic signature) shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable. Each Pledgor’s waiver of rights or agreements in respect of Collateral, the exercise of remedies, standards of care, notice and the other matters covered by Sections 2 through 7 are in each case qualified that such waivers or agreements are being made to the fullest extent permitted by law. SECTION 14. ACKNOWLEDGEMENTS. Each Pledgor hereby acknowledges that (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party; (b) neither the Collateral Agent nor any Secured Party has any fiduciary relationship with or duty to any Pledgor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between each Pledgor, on the one hand, and the Collateral Agent and Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor and (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Pledgors and the Secured Parties.

DB1/ 116895829.4 17 SECTION 15. HEADINGS. Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement. SECTION 16. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 17. CONSENT TO JURISDICTION; CONSENT TO SERVICE OF PROCESS. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York state court or federal court of the United States of America sitting in the County and City of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York state court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York state or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each party hereto further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to such party at its address specified in Section 11. Nothing herein shall affect the right to serve process in any other manner permitted by law. SECTION 18. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18. SECTION 19. REINSTATEMENT. This Agreement and the Liens created hereunder shall automatically be reinstated if and to the extent that for any reason any payment by or on behalf of any Pledgor in respect of the Pledgor

DB1/ 116895829.4 18 Obligations is rescinded or must otherwise be restored by any Secured Party, whether as a result of any Bankruptcy Event or reorganization or otherwise, and each Pledgor shall indemnify the Collateral Agent, each other Secured Party and their respective employees, officers and agents on demand for all reasonable fees, costs and expenses (including reasonable fees, costs and expenses of counsel) incurred by the Collateral Agent, such other Secured Party or their respective employees, officers or agents in connection with such reinstatement, rescission or restoration. SECTION 20. COLLATERAL AGENT. Notwithstanding anything herein to the contrary, the Collateral Agent shall be afforded all of the rights, powers, immunities and indemnities of the Collateral Agent set forth in the Credit Agreement and the other Loan Documents, as if such rights, powers, immunities and indemnities were specifically set forth herein. Each Pledgor hereby acknowledges the appointment of the Collateral Agent pursuant to the Credit Agreement. The rights, privileges, protections and benefits given to the Collateral Agent, including its right to be indemnified, are extended to, and shall be enforceable by, the Collateral Agent in its capacity hereunder, and to each agent, custodian and other Person employed by the Collateral Agent in accordance herewith to act hereunder. SECTION 21. SECURITY INTEREST ABSOLUTE. All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of the Pledgors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of any Loan Document, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Borrower Obligations or the Pledgor Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document, (c) any exchange, release or non-perfection of any security on any collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Borrower Obligations or the Pledgor Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Borrower Obligations or the Pledgor Obligations or this Agreement (other than the payment in full of all of the Pledgor Obligations or the benefit of any statute of limitations affecting any Pledgor’s obligations hereunder or the enforcement thereof). SECTION 22. LIMITED LIABILITY. Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, none of the Secured Parties shall have any claims with respect to the transactions contemplated hereunder or thereunder against any past, present or future holder (whether direct or indirect) of any Equity Interests in any Pledgor or any of its subsidiaries or Affiliates (other than the Loan Parties), shareholders, officers, incorporators, directors, employees, representatives, Controlling persons, executives or agents (collectively, the “Nonrecourse Persons”), such claims against the Nonrecourse Persons (including as may arise by operation of law) being expressly waived hereby; provided that the foregoing shall not (a) constitute a waiver, release or discharge (or otherwise impair the enforceability) of any of the Borrower Obligations or the Pledgor Obligations or of any of the terms, covenants, conditions or provisions of this Agreement or any other Loan Document and the same shall continue (subject to clause (d) below, but without personal liability of the Nonrecourse Persons) until fully paid, discharged, observed or performed; (b) constitute a waiver, release or discharge of any Lien or security interest purported to be created pursuant to this Agreement or any other Loan Documents (or otherwise impair the ability of any Secured Party to realize or foreclose upon any Collateral); (c) in any way limit or restrict any right or remedy of the Collateral Agent or any other Secured Party (or any assignee or beneficiary thereof or

DB1/ 116895829.4 19 successor thereto) with respect to, and each of the Nonrecourse Persons shall remain fully liable to the extent that it would otherwise be liable for its own actions with respect to, any fraud (which shall not include innocent or negligent misrepresentation), willful misrepresentation or misappropriation of revenues, profits or proceeds from the Projects or any Collateral, that should or would have been paid as provided in the relevant Loan Document or paid or delivered to the Collateral Agent or any other Secured Party (or any assignee or beneficiary thereof or successor thereto) towards any payment required under any Loan Document; or (d) affect or diminish in any way or constitute a waiver, release or discharge of any obligation, covenant, or agreement made by any of the Nonrecourse Persons (or any security granted by the Nonrecourse Persons in support of the obligations of any Person) under any Loan Document (or as security for the Borrower Obligations or the Pledgor Obligations), any Sponsor Guaranty or other agreement with any Secured Party. The limitations on recourse set forth in this Section 22 shall survive the Discharge of the Obligations and the performance of the Borrower Obligations and the Pledgor Obligations under the Loan Documents. [Signature pages follow.]

[Signature Page – Guarantee and Pledge Agreement] IN WITNESS WHEREOF, each Pledgor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above. EXGEN RENEWABLES IV HOLDING, LLC By: Name: Title: EXGEN RENEWABLES HOLDINGS, LLC By: Name: Title: WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent By: Name: Title: Acknowledged and Consented to by: EXGEN RENEWABLES IV, LLC By:___________________________ Name: Title:

DB1/ 116895829.4 SCHEDULE 1-1 SCHEDULE 1 TO GUARANTEE AND PLEDGE AGREEMENT PLEDGED EQUITY INTERESTS Owner Issuer Class of Stock or other Equity Interest Percentage ExGen Renewables IV Holding, LLC ExGen Renewables IV, LLC Membership Interests 100% ExGen Renewables Holdings, LLC ExGen Renewables Partners, LLC Class A Membership Interests 100%

EXHIBIT F to CREDIT AGREEMENT F-1 DB1/ 117707014.2 SCHEDULE 4.1 TO GUARANTEE AND PLEDGE AGREEMENT GENERAL INFORMATION (A) Full Legal Name, Type of Organization, Jurisdiction of Organization, and Chief Executive Office/Sole Place of Business/Principal Residence: Full Legal Name Type of Organization Jurisdiction of Organization Organizational Identification Number Chief Executive Office/ Sole Place of Business/Principal Residence ExGen Renewables IV Holding, LLC Limited liability company Delaware [***] 10 South Dearborn Street, 49th Floor Chicago, IL 60603 ExGen Renewables Holdings, LLC Limited liability company Delaware [***] 10 South Dearborn Street, 49th Floor Chicago, IL 60603 (B) Other names (including any trade name or fictitious business name) under which each Pledgor has conducted business for the past five years: None. (C) Changes in name, jurisdiction of organization, chief executive office/ sole place of business/ principal residence and corporate structure since its formation. None.

DB1/ 116895829.4 SCHEDULE 1-2 FORM OF SOLVENCY CERTIFICATE I, the undersigned, the [Chief Financial Officer] [title of other Financial Officer] of the Borrower (as defined below), DO HEREBY CERTIFY on behalf of the Borrower that: 1. This certificate is furnished pursuant to Section 4.01(k) of the Credit Agreement, dated as of December 15, 2020, among EXGEN RENEWABLES IV, LLC, a limited liability company organized under the laws of Delaware (the “Borrower”), EXGEN RENEWABLES IV HOLDING, LLC, a limited liability company organized under the laws of Delaware (“Holding”), the LENDERS party thereto from time to time, JEFFERIES FINANCE LLC, as Administrative Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Depositary Bank. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. 2. Immediately after giving effect to the Transactions, (a) the fair value of the assets (for the avoidance of doubt, calculated to include goodwill and other intangibles) of the Loan Parties and their Subsidiaries, on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of the Loan Parties and their Subsidiaries, on a consolidated basis; (b) the present fair saleable value of the property of the Loan Parties and their Subsidiaries, on a consolidated basis, will be greater than the amount that will be required to pay the probable liabilities of the Loan Parties and their Subsidiaries, on a consolidated basis, on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Loan Parties and their Subsidiaries, on a consolidated basis, will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Loan Parties and their Subsidiaries, on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Closing Date. 3. The Borrower does not intend to incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by it, and the timing and amounts of cash to be payable on or in respect of its Indebtedness. [Signature Page Follows]

F-3 IN WITNESS WHEREOF, I have hereunto set my hand this __ day of December, 2020. EXGEN RENEWABLES IV, LLC, as Borrower By: Name: Title: [Chief Financial Officer][other Financial Officer]

EXHIBIT G-1 to CREDIT AGREEMENT G-1-1 DB1/ 117707014.2 FORM OF ECF SWEEP DATE CERTIFICATE [DATE] Pursuant to Section 5.04(e) of that certain Credit Agreement, dated as of December 15, 2020 (as amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), among EXGEN RENEWABLES IV, LLC, a limited liability company organized under the laws of Delaware (the “Borrower”), EXGEN RENEWABLES IV HOLDING, LLC, a limited liability company organized under the laws of Delaware (“Holding”),the Lenders party thereto from time to time, JEFFERIES FINANCE LLC, as administrative agent for the Lenders (in such capacity, including any successor thereto in such capacity, the “Administrative Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent for the Lenders (in such capacity, including any successor thereto in such capacity, the “Collateral Agent”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Depositary Bank, the undersigned hereby certifies that he or she is the [INSERT title of Financial Officer] of the Borrower, and certifies in such capacity, and not in his or her individual capacity, that Excess Cash Flow for the Excess Cash Flow Period ending on [_____]1 (the “Subject Excess Cash Flow Period”) is $[______], which amount represents all funds on deposit in the Revenue Account as of the end of such Excess Cash Flow Period. This ECF Sweep Date Certificate shall also serve as notice of prepayment pursuant to Section 2.08 in the amount of Excess Cash Flow set forth above. As of the end of the Subject Excess Cash Flow Period: 1. The product of (i) 75% and (ii) Excess Cash Flow for the Excess Cash Flow Period is $________. 2. The outstanding principal amount of Loans is $________. 3. [The outstanding and unpaid principal amount of Credit Support Reimbursement Obligations is $________.] 4. The amount allocated to Loans is $________. 5. [The amount allocated to Credit Support Reimbursement Obligations is $________.]2 The Borrower hereby gives notice of a prepayment of Loans as follows with all amounts in the ECF Prepayment Account:3 1 To be the Excess Cash Flow Period most recently ended as of the date of this certificate. 2 To be inserted if applicable. 3 To be inserted only for ECF Sweep Dates.

DB1/ 117707014.2 G-1-2 For a prepayment by Borrower, 1. (select Type(s) of Loans) Base Rate Loans in the aggregate principal amount of $______. LIBOR Loans with an Interest Period ending ______, 20__ in the aggregate principal amount of $________. 2. On __________, 20__ (a Business Day). This ECF Sweep Date Certificate and prepayment contemplated hereby comply with the Credit Agreement, including Section 2.09 of the Credit Agreement. [Signature Page Follows]

DB1/ 117707014.2 G-1-2 IN WITNESS WHEREOF, the Borrower has caused this Certificate to be executed by one of their Financial Officers as of the date and year first above written. EXGEN RENEWABLES IV, LLC, as Borrower By: Name: Title: [INSERT title of Financial Officer]

EXHIBIT G-2 to CREDIT AGREEMENT G-2-1 DB1/ 117707014.2 FORM OF QUARTERLY DATE CERTIFICATE [DATE] Pursuant to Section 5.04(c) of that certain Credit Agreement, dated as of December 15, 2020 (as amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), among EXGEN RENEWABLES IV, LLC, a limited liability company organized under the laws of Delaware (the “Borrower”), EXGEN RENEWABLES IV HOLDING, LLC, a limited liability company organized under the laws of Delaware (“Holding”), the Lenders party thereto from time to time, JEFFERIES FINANCE LLC, as administrative agent for the Lenders (in such capacity, including any successor thereto in such capacity, the “Administrative Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent for the Lenders (in such capacity, including any successor thereto in such capacity, the “Collateral Agent”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Depositary Bank, the undersigned hereby certifies that he or she is the [INSERT title of Financial Officer] of one of the Borrower, and certifies in such capacity, and not in his or her individual capacity, as follows with respect to the Quarterly Date occurring on [_____] (the “Subject Quarterly Date”): 1. No Event of Default or Default has occurred and is continuing as of the date hereof, except as set forth in a separate attachment, if any, to this Quarterly Date Certificate, specifying the nature and extent thereof and the corrective action taken or proposed to be taken with respect thereto by the Borrower; 2. Annex A hereto sets forth the Borrower’s calculation of Available Cash for the Test Quarter ended on the Subject Quarterly Date; 3. Annex B hereto sets forth evidence of the current balances in each of the Depositary Accounts as of the Subject Quarterly Date; and 4. Annex C hereto sets forth the Borrower’s calculation of the Financial Performance Covenant for the Test Period ended on the Subject Quarterly Date. [Signature Page Follows]

DB1/ 117707014.2 G-2-2 IN WITNESS WHEREOF, the Borrower has caused this Certificate to be executed by one of its Financial Officers as of the date and year first above written. EXGEN RENEWABLES IV, LLC, as Borrower By: Name: Title: [INSERT title of Financial Officer]

Annex A to Quarterly Date Certificate G-2-3 DB1/ 117707014.2 Calculation of Available Cash APPLICABLE TEST QUARTER ENDING [_____], 20[__]1 Available Cash: The sum (without duplication) of all amounts the Borrower and Holding actually receive in cash during the applicable Test Quarter in the form of: dividends or similar distributions, fees, whether on account of operations, management or maintenance, in each case, from the Project Entities pursuant to the Project Level Financing Documents or otherwise, or interest income: $___________ 1 To be the Test Quarter ended as of the Quarterly Date set forth in this Quarterly Date Certificate.

Annex B to Quarterly Date Certificate G-2-4 Evidence of Cash Balances in each Depositary Account [Separately attached]

Annex C to Quarterly Date Certificate G-2-5 DB1/ 117707014.2 Compliance with Financial Performance Covenant APPLICABLE TEST PERIOD ENDING [_____], 20[__]1 Debt Service Coverage Ratio: Means, for the applicable Test Period, the ratio of: (a) Cash Flow Available for Debt Service for the applicable Test Period: $___________ to: (b) Debt Service for the applicable Test Period: $___________ Debt Service Coverage Ratio = (a) to (b): ___________ Cash Flow Available for Debt Service: Means, as of any date of determination: (a) Available Cash2 for the Test Period most recently ended as of such date: $___________ Minus (b) Operating Expenses for such Test Period paid (or directed to be paid pursuant to a withdrawal certificate) in cash pursuant to Section 2.19(c)(i) during such Test Period: $___________ 1 To be the Test Period ended as of the Subject Quarterly Date. 2 As set forth on Annex A for each Quarterly Date Certificate delivered in respect of the Test Quarters in the relevant Test Period.

DB1/ 117707014.2 G-2-6 Debt Service: Means, for any period, the amount of: Fees, interest (including, without duplication of interest amounts payable under the Credit Agreement, ordinary course settlement amounts payable by the Borrower under any Interest Rate Swap Agreement, net of ordinary course settlement amounts received by the Borrower thereunder during the relevant period) and Scheduled Amortization Payments of principal due and payable under the Loan Documents during such Test Period (excluding any such amounts due and payable on the Maturity Date): $___________

EXHIBIT H to CREDIT AGREEMENT H-1 DB1/ 117707014.2 FORM OF TERM LOAN NOTE $_______________ Dated: __________, 202[__] FOR VALUE RECEIVED, the undersigned, EXGEN RENEWABLES IV, LLC (the “Borrower”), HEREBY PROMISES TO PAY to [NAME OF LENDER] (the “Lender”) at the office of the Administrative Agent as provided for by the Credit Agreement referred to below, for the account of the Lender or its applicable lending office or its registered assigns, the principal amount of the Loans (as defined below) owing to the Lender by the Borrower pursuant to the Credit Agreement dated as of December 15, 2020 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein, unless otherwise defined herein, being used herein as therein defined), among the Borrower, EXGEN RENEWABLES IV HOLDING, LLC, a limited liability company organized under the laws of Delaware (“Holding”), the LENDERS party thereto from time to time, JEFFERIES FINANCE LLC, as Administrative Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Depositary Bank, on the dates and in the principal amounts provided in the Credit Agreement. The Borrower promises to pay to the Lender or its registered assigns interest on the unpaid principal amount of the Loan advanced to the Borrower from the date of such Loan, until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement. Both principal and interest are payable in U.S. dollars to Jefferies Finance LLC, as Administrative Agent, at 520 Madison Avenue, New York, New York 10022, Attention: Administrative Agent, Email: [***], in immediately available funds. The Loan advanced to the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this promissory note (the “Promissory Note”); provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the Obligations of the Borrower under this Promissory Note. This Promissory Note is one of the Notes referred to in Section 2.07(d) of the Credit Agreement and is entitled to the benefits of the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of loans (the “Loans”) by the Lenders to or for the benefit of the Borrower in an aggregate amount not to exceed at any time outstanding $750,000,000, the Indebtedness of the Borrower resulting from each such Loan being, on request of a Lender, evidenced by such promissory notes, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The Obligations of the Borrower under this Promissory Note and the other Loan Documents, and the Obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents. The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or

DB1/ 117707014.2 H-2 relating to this Promissory Note or the other Loan Documents, or for recognition or enforcement of any judgment, and hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. The Borrower further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to the Borrower at the address specified for the Loan Parties in Section 9.01(a) of the Credit Agreement. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Promissory Note shall affect any right that the Lender or Agent may otherwise have to bring any action or proceeding relating to this Promissory Note or the other Loan Documents against the Borrower or any other Loan Party or their properties in the courts of any jurisdiction in which the Borrower, the Loan Parties or their properties are located. The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Promissory Note or the other Loan Documents in any New York State or federal court sitting in New York County. The Borrower hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. This Promissory Note shall be governed by, and construed in accordance with, the law of the State of New York. EXGEN RENEWABLES IV, LLC, as Borrower By: Name: Title:

DB1/ 117707014.2 H-3 LOANS AND PAYMENTS OF PRINCIPAL Date Amount of Loans Amount of Principal Paid or Prepaid Unpaid Principal Balance Notation Made By

EXHIBIT I to CREDIT AGREEMENT I-1 DB1/ 117707014.2 FORM OF TAX CERTIFICATE Reference is made to the Credit Agreement dated as of December 15, 2020 (the “Credit Agreement”), among EXGEN RENEWABLES IV, LLC, a limited liability company organized under the laws of Delaware (the “Borrower”), EXGEN RENEWABLES IV HOLDING, LLC, a limited liability company organized under the laws of Delaware (“Holding”), the LENDERS party thereto from time to time, JEFFERIES FINANCE LLC, as Administrative Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Depositary Bank. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. Pursuant to Section 2.15(f) of the Credit Agreement, [ ] (the “Non-U.S. Lender”) certifies that:1 I. The Non-U.S. Lender is not a “bank” (within the meaning of Section 881(c)(3)(A) of the Code). II. The Non-U.S. is not a 10-percent shareholder of the Borrower (within the meaning of Section 881(c)(3)(B) or Section 871(h)(3)(B) of the Code). III. The Non-U.S. Lender is not a controlled foreign corporation (as such term is defined in Section 881(c)(3)(C) of the Code) related to the Borrower (within the meaning of Section 864(d)(4) of the Code). IV. The Non-U.S. Lender is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate. 1 If the Non-U.S. Lender is an intermediary, a foreign partnership or other flow-through entity, the following adjustments shall be made. A. The following representations shall be provided as applied to the direct or indirect partners, members or beneficial owners claiming the portfolio interest exemption: • the status in Clause II, and • the status in Clause III, B. The following representations shall be provided as applied to the Non-U.S. Lender as well as the direct or indirect partners, members or beneficial owners claiming the portfolio interest exemption: • the status in Clause I. C. The following representation shall be provided instead of the representation in Clause IV: The Non-U.S. Lender is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, and its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)). D. The Non-U.S. Lender shall provide a U.S. Internal Revenue Service Form W-8IMY (with U.S. Internal Revenue Service Form W-8BEN, W-8BEN-E or W-9, as applicable, from each of its partners/ members/beneficial owners). E. Appropriate adjustments shall be made in the case of tiered intermediaries or tiered partnerships/ flow-through entities.

DB1/ 117707014.2 I-2 The Non-U.S. Lender has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. person status on U.S. Internal Revenue Service Form W-8BEN or W-8BEN-E or any subsequent versions thereof or successors thereto. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly executed certificate in either the calendar year in which each payment is to be made to the Non-U.S. Lender, or in either of the two calendar years preceding such payments. [Signature Page Follows]

DB1/ 117707014.2 I-3 IN WITNESS WHEREOF, the undersigned has duly executed this certificate. [Name of Non-U.S. Lender] By: Name: Title: [Address] Dated:____________________, 20__

EXHIBIT J to
CREDIT AGREEMENT

FORM OF ADMINISTRATIVE QUESTIONNAIRE

Legal Entity Name:

____

Contacts/Notification Methods: Borrowings, Paydowns, Interest, Fees, etc.

Primary Contact		Secondary Contact	
Name:	__________	Name:	__________
Company:	__________	Company:	__________
Title:	__________	Title:	__________
Address:	__________	Address:	__________
	__________		__________
	__________		__________
Telephone:	__________	Telephone:	__________
Facsimile:	__________	Facsimile:	__________
E-Mail Address:	__________	E-Mail Address:	__________

Copy to Contact		Copy to Contact	
Name:	__________	Name:	__________
Company:	__________	Company:	__________
Title:	__________	Title:	__________
Address:	__________	Address:	__________
	__________		__________
	__________		__________
Telephone:	__________	Telephone:	__________
Facsimile:	__________	Facsimile:	__________
E-Mail Address:	__________	E-Mail Address:	__________

J-1

DB1/ 117707014.2

DB1/ 117707014.2 J-2 Domestic Wire Instructions Currency: U.S. Dollars Bank Name: ___________________________________ ABA No.: ___________________________________ Account Name: ___________________________________ Account No.: ___________________________________ Attention: ___________________________________ Reference: ___________________________________

EXHIBIT K to CREDIT AGREEMENT K-1 FORM OF WITHDRAWAL CERTIFICATE WITHDRAWAL CERTIFICATE Date: _________________ 1 Withdrawal Date: ___________ Wilmington Trust, National Association, as Collateral Agent and Depositary Agent 1100 North Market Street Wilmington, DE 19890 Attention: Institutional Client Services/Project Finance Facsimile No.: [***] Phone No.: [***] Jefferies Finance LLC, as Administrative Agent 520 Madison Avenue New York, New York 10022 Attention: Administrative Agent Email: [***] Re: ExGen Renewables IV, LLC Ladies and Gentlemen: Reference is made to the Credit Agreement, dated as of December 15, 2020 (as amended, amended and restated, supplemented, replaced or otherwise modified and in effect from time to time, the “Credit Agreement”), among EXGEN RENEWABLES IV, LLC, a limited liability company organized under the laws of Delaware (the “Borrower”), EXGEN RENEWABLES IV HOLDING, LLC, a limited liability company organized under the laws of Delaware (“Holding”), the LENDERS party thereto from time to time, JEFFERIES FINANCE LLC, as Administrative Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Depositary Bank. Capitalized terms used but not otherwise defined in this certificate (this “Withdrawal Certificate”) shall have the meanings assigned (whether directly or by reference to another agreement) to such terms in the Credit Agreement. The undersigned is a Responsible Officer of the Borrower and is delivering this Withdrawal Certificate on behalf of the Borrower pursuant to Section[s] [2.19(c)] [2.19(d)(iii)] [2.19(d)(iv)] [2.19(e)(ii)] [2.19(e)(iii)] [2.19(f)] [2.19(g)] [2.19(h)] [2.19(i)] of the Credit Agreement. 1 A copy of this Withdrawal Certificate must be received by the Depositary Agent and the Administrative Agent at least five Business Days prior to the proposed Withdrawal Date except as otherwise expressly provided in the Credit Agreement.

K-2 1. Revenue Account. The following transfers are requested to be made from the Revenue Account in accordance with this Withdrawal Certificate as set forth in greater detail in Part A of the attached Schedule I: (a) [From time to time as necessary:] In accordance with Section 2.19(c)(i) of the Credit Agreement, we request that $ ________ be withdrawn and transferred to the applicable payees as set forth in greater detail in Part A of the attached Schedule I to pay Operating Expenses (and any Fees). Such amount requested equals the amount of Operating Expenses (and any Fees) that are due and have not yet been paid. (b) [On each Quarterly Date and otherwise from time to time as necessary:] In accordance with Section 2.19(c)(ii) of the Credit Agreement, we request that: (x) $ _________ be withdrawn and transferred to the Administrative Agent as set forth in greater detail in Part A of the attached Schedule I, which amount requested equals the amount of interest and breakage costs on the Loans due and payable to the Lenders, and (y) $ _________ be withdrawn and transferred to each Specified Swap Counterparty as set forth in greater detail in Part A of the attached Schedule I, which amount requested equals the amount of interest and scheduled ordinary course payments (but not termination payments) due and payable under Secured Swap Agreements. (c) [On each Quarterly Date:] In accordance with Section 2.19(c)(iii) of the Credit Agreement, we request that: (x) $ ____________ be withdrawn and transferred to the Administrative Agent as set forth in greater detail in Part A of the attached Schedule I, which amount requested equals the amount of principal of (including Scheduled Amortization Payments) and premium, if any, on the Loans due and payable to the Lenders, and (y) $ ____________ be withdrawn and transferred to each Specified Swap Counterparty as set forth in greater detail in Part A of the attached Schedule I, which amount requested equals the amount of termination payments due and payable under Secured Swap Agreements. (d) [On each Quarterly Date and otherwise from time to time as necessary:] In accordance with Section 2.19(c)(iv) of the Credit Agreement, we request that $ ____________ be withdrawn to pay the applicable payees as set forth in greater detail in Part A of the attached Schedule I. Such amount requested equals the amount of indemnities and other amounts (other than interest, Fees, principal and premium) due to the Lenders under the Loan Documents and the Specified Swap Counterparties under the Secured Swap Agreements (other than as otherwise set forth above). (e) [On each Quarterly Date, as necessary:] In accordance with Section 2.19(c)(v) of the Credit Agreement, we request that $ ____________ be withdrawn and transferred to the Debt Service Reserve Account. Such amount requested, together with the amount then on deposit in or credited to the Debt Service Reserve Account plus the aggregate guaranteed amount of each Sponsor Guaranty credited thereto and the aggregate Drawing Amount of each Account Letter of Credit credited thereto, equals the DSR Requirement Amount as of the Quarterly Date to which this Withdrawal Certificate relates. The undersigned hereby certifies that as of the Quarterly Date to which this Withdrawal Certificate relates, the DSR Requirement Amount for the six (6) month period following

K-3 such Quarterly Date is $ [_______] and is based on the reasonable good faith projections of the Borrower. (f) [On each Quarterly Date, at the option of the Borrower:] In accordance with Section 2.19(c)(vi) of the Credit Agreement, we request that $ ____________ be withdrawn and transferred to the [Liquidity Reserve Account][and/or][Local Accounts]. Such amount requested, together with the amount then on deposit in the (x) Liquidity Reserve Account, after giving effect to such transfer, do not exceed the Liquidity Reserve Maximum Balance or (y) Liquidity Reserve Account together with the amount then on deposit in the Local Accounts, after giving effect to such transfer, do not exceed $[***]. (g) [On each Quarterly Date, as applicable:] In accordance with Section 2.19(c)(vii) of the Credit Agreement, we request that [(x)] $ ____________ be withdrawn and transferred to the ECF Prepayment Account [and (y) $ ____________ be withdrawn to pay the applicable payees as set forth in greater detail in Part A of the attached Schedule I to be applied to the payment or repayment of Credit Support Reimbursement Obligations]. Such amount requested equals 75% of the remaining balance in the Revenue Account after all amounts have been withdrawn and transferred in accordance with Sections 2.19(c)(i) through 2.19(c)(vi) (as the case may be) of the Credit Agreement. [Such amounts are allocated pro rata (based on the aggregate amount of the outstanding principal of the Loans and the Credit Support Reimbursement Obligations then outstanding and unpaid on such Quarterly Date)]. (h) On each Quarterly Date, as applicable: In accordance with Section 2.19(c)(viii) of the Credit Agreement, we request that $ ____________ be withdrawn and transferred to the Distribution Account. Such amount requested equals all or a portion of the remaining funds in the Revenue Account after all amounts have been withdrawn and transferred in accordance with Sections 2.19(c)(i) through 2.19(c)(vii) (as the case may be) of the Credit Agreement. The Borrower certifies that no Default or Event of Default has occurred or is continuing. 2. Debt Service Reserve Account. The following transfers are requested to be made from the Debt Service Reserve Account in accordance with this Withdrawal Certificate as set forth in greater detail in Part B of the attached Schedule I: (a) [In the event there are Excess Reserve Amounts:] In accordance with Section 2.19(d)(iii) of the Credit Agreement, we request that $_________ be withdrawn from the Debt Service Reserve Account and transferred to [the Revenue Account][ [ ] as set forth in greater detail in Part B of the attached Schedule I] pursuant to Section 2.19(d)(iii). Such amount requested [equals the Excess Reserve Amount] [If cash on deposit in the Debt Service Reserve Account is less than the Excess Reserve Amount: does not exceed the Excess Reserve Amount] in accordance with Section 2.19(d)(iii). The Borrower certifies that no Default or Event of Default has occurred or is continuing.

K-4 (b) In accordance with Section 2.19(d)(iv) of the Credit Agreement, we request that $___________ be withdrawn from the Debt Service Reserve Account and transferred to the Administrative Agent to pay: (i.) [If the funds on deposit in or credited to the Revenue Account are not anticipated to be, or are not, adequate to pay all amounts to be paid therefrom pursuant to Sections 2.19(c)(ii) of the Credit Agreement:] [FIRST, interest, breakage costs and Fees then due and payable under the Loan Documents; and] (ii) [If the funds on deposit in or credited to the Revenue Account are not anticipated to be, or are not, adequate to pay all principal and premium, if any, pursuant to Section 2.19(c)(vi):] [SECOND, principal and premium (if any) then due and payable under the Loan Documents]. Such amount requested represents [an amount equal to the Debt Payment Deficiency] [the aggregate amount of funds on deposit or credited to the Debt Service Reserve Account]. 3. Liquidity Reserve Account. The following transfers are requested to be made from the Liquidity Reserve Account in accordance with this Withdrawal Certificate as set forth in greater detail in Part C of the attached Schedule I: (a) [In the event there are Excess Liquidity Reserve Amounts:] In accordance with Section 2.19(e)(ii)(C) of the Credit Agreement, we request that $_________ be withdrawn from the Liquidity Reserve Account and transferred to [ ] as set forth in greater detail in Part C of the attached Schedule I pursuant to Section 2.19(e)(ii)(C). Such amount requested [equals the Excess Liquidity Reserve Amount] [If cash on deposit in the Liquidity Reserve Account is less than the Excess Liquidity Reserve Amount: does not exceed the Excess Liquidity Reserve Amount] in accordance with Section 2.19(e)(ii)(C). The Borrower certifies that no Default or Event of Default has occurred or is continuing. (b) [In the event there is a Borrower Liquidity Shortfall or Project Liquidity Shortfall:] In accordance with Section 2.19(e)(iii) of the Credit Agreement, we request that $ _____________ be withdrawn from the Liquidity Account and [transferred to the Revenue Account. Such amount (together with any amounts transferred to the Revenue Account from the Local Accounts on such date) represents a Borrower Liquidity Shortfall] [transferred to the Persons as set forth in greater detail in Part C of the attached Schedule I. Such amount (together with any amounts transferred from the Local Accounts on such date) shall be used for application to the following Project Liquidity Shortfall: [Insert reasonably detailed description.]] (c) In accordance with Section 2.19(e)(iii) of the Credit Agreement, we request that $ _____________ be withdrawn from the Liquidity Account and transferred to the Local Account specified in greater detail in Part C of the attached Schedule I. Such amount shall be used for application to a Borrower Liquidity Shortfall or Project Liquidity Shortfall. After giving effect to such transfer, (1) the amount on deposit in the Liquidity Reserve Account shall not exceed the Liquidity Reserve Maximum Balance and (2) the aggregate amount on deposit in the Liquidity Reserve Account and the Local Accounts shall not exceed $[***].

K-5 4. Equity Proceeds Account. In accordance with Section 2.19(g) of the Credit Agreement, we request that $ _____________ be withdrawn from the Equity Proceeds Account and [transferred to [the Revenue Account][Debt Service Reserve Account][Liquidity Reserve Account][ECF Prepayment Account].] [transferred to the Persons as set forth in greater detail in Part D of the attached Schedule I. Such amount shall be used for a purpose permitted by the Credit Agreement and the other Loan Documents.] 5. ECF Prepayment Account. In accordance with Section 2.19(h) of the Credit Agreement, we request that $ _____________ be withdrawn from the ECF Prepayment Account and transferred to the Administrative Agent for application to the mandatory prepayment of the Loans pursuant to Section 2.09(c). Such amount requested equals the balance in the ECF Prepayment Account. 6. Distribution Account. In accordance with Section 2.19(i) of the Credit Agreement, we request that $ _____________ be withdrawn from the Distribution Account and [transferred to [the Revenue Account][Debt Service Reserve Account][Liquidity Reserve Account][ECF Prepayment Account].] [transferred to the Persons as set forth in greater detail in Part E of the attached Schedule I.] 7. Invasion of Accounts. (a) [In the event the amounts on deposit in the Revenue Account are insufficient to make disbursements Sections 2.19(c)(ii) and (iii): In accordance with Section 2.19(j) of the Credit Agreement, we request that $ _____________ be withdrawn from the ECF Prepayment Account and transferred to the Revenue Account. Such amount requested shall be used to cover an insufficiency in the amounts on deposit in the Revenue Account to make disbursements in Sections 2.19(c)(ii) and (iii).] (b) [In the event the amounts on deposit in the Revenue Account and the ECF Prepayment Account are insufficient to make disbursements Sections 2.19(c)(ii) and (iii):] In accordance with Section 2.19(j) of the Credit Agreement, we request that $ _____________ be withdrawn from the Liquidity Reserve Account and transferred to the Revenue Account. Such amount requested shall be used to cover an insufficiency in the amounts on deposit in the Revenue Account to make disbursements. [Signature page(s) follow.]

DB1/ 117707014.2 K-4 IN WITNESS WHEREOF, the Borrower has caused this Withdrawal Certificate to be duly executed and delivered by a Responsible Officer of the Borrower as of the date first written above. EXGEN RENEWABLES IV, LLC, as the Borrower By: ___________________________________ Name: Title:

Schedule I to Withdrawal Certificate K-5 Part A: Disbursements from Revenue Account Transfer Date Payee/Account and Purpose Payment Date Wiring or Other Payment Instructions Amount $ [Insert additional rows as necessary] $ Total: $ Part B: Disbursements from Debt Service Reserve Account Transfer Date Payee/Account and Purpose Payment Date Wiring or Other Payment Instructions Amount $ [Insert additional rows as necessary] $ Total: $ Part C: Disbursements from Liquidity Reserve Account Transfer Date Payee/Account and Purpose Payment Date Wiring or Other Payment Instructions Amount $ [Insert additional rows as necessary] $ Total: $

K-6 Part D: Disbursements from Equity Proceeds Account Transfer Date Payee/Account and Purpose Payment Date Wiring or Other Payment Instructions Amount $ [Insert additional rows as necessary] $ Total: $ Part E: Disbursements from Distribution Account Transfer Date Payee/Account and Purpose Payment Date Wiring or Other Payment Instructions Amount $ [Insert additional rows as necessary] $ Total: $